UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

STRADLEY RONON STEVENS & YOUNG, LLP

191 NORTH WACKER DRIVE, SUITE 1601

CHICAGO, IL 60606

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

Semi-Annual Report

March 31, 2016

KEELEY Small Cap Value Fund
Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund
Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund
Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund
Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund
Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

In the first quarter of 2016, the KEELEY Small Cap Value Fund (KSCVX) (the “Fund”) rose 0.71% compared to a -1.52% decrease for the Russell 2000 Index and a 1.70% rise in the Russell 2000 Value Index. Over the six month period ended March 31, 2016, the Fund rose 1.56% compared to a 2.02% increase for the Russell 2000 Index and a 4.63% rise for the Russell 2000 Value Index.

The past six months have been a challenging time for small cap value investors. Unprecedented drops in commodity prices, rising geopolitical tensions with escalating terrorist activities in Europe and the Middle East, China’s “controlled” yuan devaluation, further central bank easing by the Bank of Japan and the European Central Bank, and the Federal Reserve’s (the “Fed”) first interest rate hike in nearly a decade have all led to an environment full of uncertainty. The global economies appear to be at an inflection point, and these volatile macroeconomic factors tend to oscillate investors between risk-on and risk-off mentalities. In such an environment, investors generally seek the “safety” of large cap companies or the “return potential” of growth companies. The year 2016, however, may be the turning point. Oil has rebounded, the market seems to be reasonably accepting the possibility of two rate hikes, China appears to have stabilized, and now value has begun to outperform growth.

Over the past six months, the Keeley Small Cap Value Fund underperformed the Russell 2000 Value Index largely due to stock selection, with the largest impact in Financials. Although the Fund’s underweight in Financials (32.1% vs. 43.7%) slightly contributed to performance, it was not sufficient to overcome poor stock selection in the sector. Specifically, two banks focused in the Texas region were inherently linked to the price of oil. Despite having less than 10% of their loans exposed to energy, both LegacyTexas Financial Group (LTXB) and Texas Capital Bancshares (TCBI) dropped over 30% during the period as oil prices dropped, and the banks were required to increase reserves against loans made to oil companies and consumers in the region. Another financial position, American Equity Investment Life (AEL), also detracted from performance. The company’s exposure to high yield energy credit in its investment portfolio initially impacted the stock, but more importantly, an unfavorable Department of Labor ruling that adversely impacted the economics of the company’s indexed annuity products business created selling pressure on the stock.

Separate from the Fund’s Financials exposure, our stock selection in Consumer Discretionary, Technology, Consumer Staples and Materials also detracted from performance during the reporting period. Our confidence and overweight position (20.4% vs. 10.0%) in the Consumer Discretionary space was based on additional consumer resources being available due to low interest rates, low gas and energy prices, and a generally improving employment situation. Despite this encouraging environment, the majority of the Fund’s consumer positions experienced downward pressure from tepid GDP growth and stock specific fundamentals. In particular, fears of a peak in auto production impacted our auto related holdings, while concern about cord cutting has overshadowed the massive restructuring and presidential election advertising spend benefiting broadcast media.

On the positive side, the Fund benefited from exposures in Industrials, Energy and Health Care. Although we are significantly overweight Industrials (18.2% vs. 11.7%), all of the outperformance was driven by strong stock selection. Specifically, the Fund’s holdings gained 19.2% over this period, while the Russell 2000 Value Index holdings returned 7.4%. Two of the Fund’s top performers came from this sector: John Bean Technologies (JBT) and EnPro Industries (NPO). John Bean Technologies has been beating estimates consistently as it continues to consolidate the food processing business while producing solid results from its smaller Aerospace division. The company’s new management team has implemented several positive steps, including acquisitions to enter new product lines, more aggressive pricing and heightened emphasis on recurring revenue such as maintenance and repair. EnPro Industries, a manufacturer of products engaged in sealing applications, bearings, compressors and engines announced that it reached a settlement regarding asbestos claims against its bankrupt subsidiary, Garlock Seal. Legal costs over the past six years, which have amounted to $26 million, should thus begin to subside. We believe the company will be able to reconsolidate Garlock into its reported financials in the first quarter of 2017. This may help broaden the investor appeal of this company, which we believe is trading at an attractive valuation.

We scaled back the Fund’s exposure to Energy prior to the Thanksgiving 2014 Saudi decision to not cut back oil production, and Energy is now the portfolio’s smallest sector allocation. In the Energy space, the Fund’s performance was essentially helped by avoiding the majority of stocks in the Russell 2000 Value Index. For macro reasons, Energy was the worst-performing sector for the Russell 2000 Value Index, dropping over 13%, while the Fund’s exposure generated a 3.5% return over this time period.

The Fund also benefited from a relative underweight position in the lagging Health Care sector. Health Care stocks have been volatile during this election cycle, and Hillary Clinton’s comments regarding drug pricing have been particularly alarming for health care stocks and biotechnology companies. In our view, this volatility will likely continue until the general election in November.

Lastly, despite being underweight the best performing Utilities sector (up 18%), stock selection provided a positive relative contribution, as our names were up almost 20%. These positions were led by One Gas, a company that was previously spun-off by Oneok in early 2014. The company’s unique model insulated it from the negative impact of a warmer than expected winter that hurt other such utilities.

Looking ahead, we are fully aware that short-term market volatility could interrupt performance, but we are bullish on the long-term prospects taking shape in U.S. value-oriented stocks. While these stocks have underperformed growth since 2006, we believe that they are in the early stages of a comeback. Although the uncertainty we discussed earlier may persist through the year, getting past the US presidential election should provide more clarity for investors, regardless of the global GDP growth environment. A clearer view on where Washington stands and further confirmation of an improving, low growth, low rate economy should: i) lead investors back to stock-specific fundamentals versus macro focused factors, and ii) direct management teams to increase corporate restructuring actions such as mergers, acquisitions, spin-offs, and divestitures, which may ultimately drive earnings and cash flow acceleration. We believe that companies undergoing such restructuring and change represent attractive long-term opportunities that will outperform over the coming cycle, and we have accordingly positioned the Fund to take advantage of these situations.

As always, we appreciate you entrusting us with the investment of your capital.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, Russell 2000® (3) and Russell 2000®** Value Indexes

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2016

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	-12.91%	4.77%	3.52%	10.68%
Class A (includes max 4 1/2% front-end load)	-16.83%	3.81%	3.04%	10.46%
Class I	-12.69%	5.03%	N/A	3.15%
Russell 2000® Value Index	-7.72%	6.67%	4.42%	9.43%	(2)
Russell 2000® Index(3)	-9.76%	7.20%	5.26%	8.26%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the Russell 2000® Value Index and Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I are 5.62% and 6.12% respectively.
(3)	Effective January 28, 2016, the Fund changed its benchmark index from the Russell 2000® Index to the Russell 2000® Value Index, because management believes that the Russell 2000® Value Index more accurately represents the Fund’s “value style” of investing. The chart above shows the returns of both the Russell 2000® Index and the Russell 2000® Value Index. Going forward, the chart will only show the returns of the Russell 2000® Value Index.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

In the first quarter of 2016, the KEELEY Small Cap Dividend Value Fund (KSDVX) (the “Fund”) rose 4.04% compared to a 1.70% rise in the Russell 2000 Value Index. Over the six month period ended March 31, 2016, the Fund rose 7.02% compared to a 4.63% rise for the Russell 2000 Value Index.

Over the past six months, we have been pleased with the relative outperformance of the Fund versus the Russell 2000 Value Index, and although we invest for the long-term, these past six months highlight the strengths of our actively managed small-cap dividend strategy. In the final months of 2015, as equity markets were generally dropping with sporadic bouts of macro-induced volatility, the strength of small cap dividend paying stocks helped minimize the volatility typically associated with small cap equities. The downward trajectory and volatility continued into January of this year, and the Fund seemed able to protect against the dramatic decline as the year began.

Then, as equity markets reversed course moving into February, the Fund’s performance was further strengthened by an aggressive, ‘risk-on’ tailwind, which drove the Fund’s outperformance versus the Russell 2000 Value Index. Additionally, it appears that a performance reversal away from growth stocks and toward value stocks helped the Fund beat its benchmark over the past six months.

Over this time period, the Fund outperformed the Russell 2000 Value Index in the majority of sectors: Financials, Industrials, Health Care, Energy, Consumer Discretionary and Consumer Staples. The Fund’s exposure in Utilities, Materials and Technology served as performance detractors.

Strong stock selection in Financials, Industrials, Health Care, Consumer Discretionary and Consumer Staples were the primary drivers of relative outperformance. In Energy, the Fund’s relative underweight (3.4% vs. 4.4%) also contributed to performance, while underperforming stock selection in Materials and Information Technology were the leading detractors.

Performance among the Fund’s Financials positions, as well as its neutral weight, versus the Index proved to be the main driver of relative outperformance during the past six months. Two of the Fund’s leading stocks, both Real Estate Investment Trusts (REITs), were from this sector: National Storage Affiliates Trust (NSA) and Gramercy Property Trust (GPT). National Storage Affiliates Trust, which rose nearly 60% during the six-month period, owns self-storage facilities in the top 100 metropolitan areas in the U.S. The stock benefitted from solid earnings results and the closing of some of its valuation discount. National Storage Affiliates Trust continues to generate both above-average same property growth as well as above-average investment activity, which we believe will help drive future earnings growth. Gramercy Properties Trust was formed last year by the merger of two smaller REITS, Gramercy and Chambers Street Properties, both of which were owned by the Fund. We admired the work that Gramercy CEO Gordon DuGan had done at “old” Gramercy and were confident that he could successfully manage the larger enterprise. The merger closed late in 2015, and the integration of the two companies has progressed nicely with targeted dispositions progressing ahead of schedule.

Another leading contributor over the past six months was John Bean Technologies (JBT), which has been beating estimates consistently. The company’s new management team has implemented several positive steps, including acquisitions to enter new product lines, more aggressive pricing and enhanced emphasis on maintenance and repair.

Despite overall performance strength from Financials, Industrials and Energy, there were a few names that detracted from performance within these sectors. In Financials, and the Fund’s worst performing stock, LegacyTexas Financial Group (LTXB) (“Legacy Texas”) succumbed to plummeting oil prices throughout 2015 and into February of this year. LegacyTexas is a community bank headquartered in Dallas, and its shares fell sharply over the last six months as investors became increasingly concerned about the company’s energy loans. While we expect LegacyTexas to take some losses on these credits, they represent only 7% of loans outstanding. Furthermore, the company also has a good track record in managing these types of energy-related exposures.

In the Energy sector, another leading detractor over this time period was Alon USA Energy (ALJ), a refinery operator with two facilities in Louisiana and Texas. Falling oil prices pressured both the company’s refining margins and earnings.

Industrial firm CECO Environmental Corp. (CECE) also detracted as it fell more than 20% during the six-month period. The company provides air pollution control, fluid handling and filtration solutions. Despite strong top-line growth due to a recent acquisition, economic headwinds and uncertain end-market demand put pressure on the stock. CECO also has a significant base of business in China, a current area of concern for investors.

Looking ahead, we see a continuance of many of the same cross-currents that have been with investors over the last several years. These include the economy, the pace of interest rate changes, and valuations.

Recently, the economy has been sending mixed signals. On the positive side, employment statistics have been good: overall employment has increased, job openings have reached record levels, and unemployment claims have remained low. On the negative side, GDP growth has been very slow and expectations have been falling. Overall, we think the economy is growing, just at a slow pace. With the steep drop in energy prices over the last eighteen months and the extraordinary amount of monetary stimulus we have seen outside of the U.S., we expected more growth.

While the Fed increased the Fed Funds target last December and suggested that more is coming, the timing of further interest rate hikes appears to have been delayed. The rest of the world has been cutting rates either explicitly or implicitly. Most of Europe and Japan now have negative rates. More rate hikes in the U.S. would likely strengthen the dollar further, which could correspondingly tip the economy into recession.

Based on recent history (since 1999), valuations appear above average. They are not at levels where it should prove difficult to make a profit, but they are not at levels that are compelling for buyers either. That said, small caps appear relatively more attractive than large caps, and value stocks grade out much more attractively than growth. This would seem to play to the Fund’s strengths.

This year, we have an additional wrinkle to consider: the election of a new President. The pending change in administration creates some uncertainty. Historically, the market has tended to struggle in the final year of an eight-year presidential term. An additional factor is that the leading candidates are burdened with unfavorable ratings by the majority of Americans. That does not seem conducive to creating an administration that can solve a nation’s problems.

After ramping up late in December 2015 and into January of this year, volatility has retreated to the low levels where it was most of last year. Despite this retreat, we think the factors we outlined may create an environment that will continue to see episodes of volatility. In such an environment, we believe our focus on buying better than average companies during periods where they are improving and at attractive valuations will serve investors well.

As always, we appreciate you entrusting us with the investment of your capital.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2016

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	-6.14%	4.71%	7.42%	12.33%
Class A (includes max 4 1/2% front-end load)	-10.35%	3.12%	6.44%	11.52%
Class I	-5.88%	4.97%	7.69%	12.61%
Russell 2000® Value Index	-7.72%	5.73%	6.67%	11.06%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

In the first quarter of 2016, the KEELEY Small-Mid Cap Value Fund (KSMVX) (the “Fund”) rose 1.74% compared to a 3.33% increase for the Russell 2500 Value Index. Over the six month period ended March 31, 2016, the Fund rose 1.13% compared to a 6.20% increase for the Index.

Over the past six months, the Fund has underperformed the benchmark Index largely due to stock selection in the Financials, Information Technology and Consumer Discretionary sectors and a significant sector overweight (21.1% vs. 8.9%) in Consumer Discretionary. Our bullish stance on the consumer over these six months has been disappointing. It has been our thesis that the U.S. consumer has been in a strong position to spend discretionary dollars due to the combined impact of low interest rates, a mild winter, reduced energy costs, and an improving employment picture. However, subdued GDP growth and idiosyncratic stock specific fundamentals hurt our stocks versus those held by the Index. In particular, fears of a peak in auto production impacted our auto related holdings, while concern about cord cutting has overshadowed the massive restructuring and presidential election advertising spend benefiting broadcast media.

Two of the Fund’s worst performers in the past six months came from the Financials sector: CIT Group (CIT) and LegacyTexas Financial Group (LTXB) (“LegacyTexas”). Diminishing expectations for the frequency of interest rate hikes this year have negatively impacted banks across all market capitalizations; however, smaller regional banks have felt the brunt of this downward pressure. Plus, banks are subject to the economic conditions within their region. For example, LegacyTexas, a bank, is intrinsically linked to the price of oil. With the precipitous drop in the commodity for most of 2015, the bank has faced pressure to increase reserves related to loans made to oil companies and consumers in the area. Over the six-month period ended March 31, 2016, the stock price dropped over 35%.

As opposed to the regional economic issues faced by LegacyTexas, CIT Group has come under pressure from higher regulatory burdens, recent management changes, and also increasing reserves in its energy business. In a recent call with company leaders, new management presented a restructuring plan to implement $125 million in cost reductions, including the separation of its aircraft leasing business. Whether such actions ultimately benefit the stock remains to be seen.

Despite the downward pressure from bank stocks owned by the Fund, one area that showed promise during the reporting period was Real Estate Investment Trusts (REITs), which are currently categorized under Financials. Modest GDP growth and delayed interest rate hikes, as well as positive operating fundamentals, have helped REITs outperform financial stocks. REITs have limited currency risk and generally perform well in a favorable regulatory environment. They, however, will soon be categorized as an independent sector in the Index, which we believe may provide a performance tailwind. Over the past six months, the Fund has benefited from the majority of its REIT positions, including such names as Spirit Realty Capital (SRC), which is cleaning up a bankrupt tenant situation, and Iron Mountain (IRM), which recently converted into a REIT and is acquiring one of its global competitors, Recall.

Prior to the Thanksgiving 2014 Saudi decision to not cut back oil production, we continued scaling back of our Energy exposure to the point where it is now the Fund’s smallest sector allocation. Although this contributed to performance from a sector allocation perspective during the reporting period, the Fund’s position in Energen (EGN) ended up being the worst performing stock in the portfolio. The company’s stock price suffered from a drop in commodity prices in January which spurred efforts to improve liquidity including the discontinuation of its dividend, a 70% reduction in capital expenditures as compared to 2015, an equity raise that was 18% dilutive, and non-core asset sales that remain pending. The company also had fourth quarter 2015 results that missed expectations on production. Assuming the non-core asset sales are completed in the next few months, we believe Energen will have one of the best balance sheets in the industry. It is our expectation that this will provide the company with the flexibility needed to either accelerate drilling if the rally in oil prices holds or increase core acreage inventory through acquisitions if the rally fades. We are hopeful that these expectations will translate into stock performance going forward.

There were bright spots over the past six months, primarily strong stock selection in Industrials and Health Care. The Fund’s meaningful overweight in Industrials (18.8% vs. 13.1%), and its solid stock selection, made it the Fund’s strongest performing sector for the period. The sector also held the Fund’s two top-performing overall stocks: John Bean Technologies (JBT) and EnPro Industries (NPO). John Bean Technologies has been beating estimates consistently, as it continues to consolidate the food processing business while producing solid results from its smaller Aerospace division. The company’s new management team has implemented several positive steps, including acquisitions to enter new product lines, more aggressive pricing and heightened emphasis on recurring revenue such as maintenance and repair. EnPro, a manufacturer of products engaged in sealing applications, bearings, compressors and engines announced that it reached a settlement regarding asbestos claims against its bankrupt subsidiary, Garlock Seal. Legal costs over the past six years, which have amounted to $26 million, should thus begin to subside. We believe the company will be able to reconsolidate Garlock into its reported financials in the first quarter of 2017. This may help broaden the investor appeal of this company, which we believe is trading at an attractive valuation. American Water Works Company (AWK) was another leading performer over this period. Based in New Jersey, the company provides water and wastewater utility services to residential, commercial, industrial and public customers. The company invested a record amount of capital in 2015 ($1.4 billion), and we believe it has managed its expenses very well. The company reported solid earnings results during the third and fourth quarters of 2015, with revenues that were higher than consensus estimates and guidance that was reaffirmed for next year.

Looking ahead, we are fully aware that short-term market volatility could interrupt performance, but we remain bullish on the long-term prospects taking shape in U.S. value-oriented stocks. These stocks have underperformed growth since 2006, but we believe they are in the early stages of a comeback. Although the uncertainty we discussed earlier may persist through the year, getting past the US presidential election should provide more clarity even a muted growth global GDP environment. A clearer view on where Washington stands and further confirmation of an improving, low growth, low rate economy should: i) lead investors back to stock-

specific fundamentals versus macro-focused matters, and ii) direct management teams to increase corporate restructuring activities, such as mergers, acquisitions, spin-offs and divestitures. It is our expectation that such events will drive earnings growth and cash flow acceleration, which may ultimately create attractive long-term opportunities that we expect to outperform over the coming cycle. The Fund has been accordingly positioned to take advantage of these situations.

As always, we appreciate you entrusting us with the investment of your capital.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2016

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	-13.41%	2.76%	7.01%	5.82%
Class A (includes max 4 1/2% front-end load)	-17.29%	1.19%	6.03%	5.26%
Class I	-13.18%	3.01%	7.28%	6.09%
Russell 2500® Value Index	-5.20%	7.15%	8.33%	6.57%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the first quarter of 2016, the KEELEY Mid Cap Dividend Value Fund (KMDVX) (the “Fund”) rose 3.57% compared to a 3.92% rise in the Russell Midcap Value Index. Over the six month period ended March 31, 2016, the Fund rose 4.89% compared to a 7.16% rise for the Russell Midcap Value Index.

Given the volatility experienced in the mid cap space over the past six months, and generally throughout 2015, the Fund generally performed according to our expectations until mid-December, when the Federal Reserve’s (the “Fed”) interest rate hike combined with subdued GDP growth to create some short-term volatility. Fortunately, the downward trajectory turned around in the second week of February 2016 and began an impressive climb through the end of March 2016. We expect the Fund to protect against such volatile market drops. Although the Fund was not able to provide such protection in December 2015, it performed in-line with the benchmark into this year through the end of March 2016. These short-term bouts of volatility have been common in recent years, and we generally view these movements as natural opportunities to add or replace existing positions or buy new candidates.

Over the past six months, the Fund’s relative underperformance was hurt by both our relative sector weights and poor stock selection in a variety of sectors. Over this time period, wide performance dispersion defined the performance of the Russell Midcap Value Index as Energy dropped 4.7% and Utilities climbed 17.5%. From a sector allocation perspective, the Fund’s underweights in Utilities (9.6% vs. 12.4%) and Consumer Staples (1.9% vs. 4.2%) served as the primary detractors, while an underweight in Energy (5.4% vs. 8.5%) and an overweight in Materials (6.9% vs. 5.9%) served as leading contributors.

Overall stock selection was a detractor to the Fund’s performance during the period. There were, however, mixed pockets of relative out/underperformance. Stock selection in Industrials, Energy and Materials were the primary culprits for the Fund’s underperformance, while stock selection in Financials and Health Care contributed to overall performance.

Strong stock selection in Financials stemmed largely from Real Estate Investment Trust (REIT) positions, which represented some of the Fund’s top-performing overall stocks. The first one was EPR Properties (EPR), a REIT that invests in entertainment-oriented properties such as movie theaters, ski resorts, and golf facilities as well as charter schools. Over the first half of its fiscal year, the company strung together a couple good quarters of earnings, raised its dividend, and received some good news from a partner about that company’s success in securing a gaming license for a casino that will be built on land EPR Properties owns in upstate New York.

The second REIT, Iron Mountain, Inc. (IRM), operates document storage warehouses. It is the largest provider of these services in the world. Over the last six months, the company has been seeking regulatory approval to acquire the second largest global provider of these services. As it became more apparent that the deal would go through, the stock began to rally.

Another leading performer over this period was utility company American Water Works (AWK). The company has been a strong contributor to performance of the portfolio due to the underlying strength of its business. The company focused on reducing costs while maintaining an accelerated infrastructure replacement program and making accretive tuck-in acquisitions to achieve its solid performance.

The Fund’s leading detractors over the past six months came from three different sectors: Consumer Discretionary, Materials and Financials. Although the Consumer Discretionary sector generated positive performance over this period, the Fund’s position in Time, Inc. (TIME) was the bottom-performing overall stock. Time is the leading magazine publisher in the world. Its stock was weak over the last six months due to concerns about the sustainability of the magazine business. We believe it is a low-priced stock of a company that has premium content and a relatively new management team that is focused on monetizing that content more effectively.

The Fund was also hurt by a Materials position, WestRock Co. (WRK), which declined over 20% over the past six months. WestRock Co. is one of the leading producers of corrugated packaging solutions. The strong dollar has hurt the company’s pricing in the containerboard market, which has in turn decreased overall profitability at WestRock Co.

Financial position CIT Group Inc. (CIT) was also a leading detractor. CIT Group Inc. is a bank offering several specialty lending and leasing platforms in addition to its West Coast branch presence. CIT Group Inc. fell more than 20% as earnings expectations fell. Falling interest rates and less accretion from its large OneWest acquisition have diminished forward expectations. We stayed the course because we believe the stock is inexpensive, and we believe the company’s plans to reduce costs will improve returns and ultimately earnings and share price.

Looking ahead, we see many of the same cross-currents persisting that have been with investors for the last several years. These include the economy, the pace of interest rate changes, and valuations. This year, we have an additional wrinkle to consider: the election of a new President. The pending change in administration creates some uncertainty. The market has tended to struggle in the final year of an eight-year presidential term. An additional factor is that the leading candidates are burdened with unfavorable ratings by the majority of Americans. That does not seem conducive to creating an administration that can solve national problems.

Recently, the economy has been sending mixed signals. On the positive side, employment statistics have been favorable as overall employment has increased, job openings have reached record levels, and unemployment claims have remained low. On the negative side, GDP growth has been very slow and expectations have been falling. Overall, we think the economy is growing, but at a slow pace. With the steep drop in energy prices over the last eighteen months and the extraordinary amount of monetary stimulus we have seen beyond the U.S., we expected more growth.

While the Fed increased its target rate in December 2015 and suggested that additional rate hikes would be coming, the timing of further action appears to have been delayed. The rest of the world has been cutting rates either explicitly or implicitly. Most of Europe and Japan now have negative rates. More rate hikes in the U.S. would likely strengthen the dollar further, which could potentially tip the economy into recession.

After ramping up late in December 2015 and into January of this year, volatility has retreated to the low levels where it was through most of 2015. We think the factors we outlined above add up to an environment that will continue to see episodes of volatility. In such an environment, we believe our focus on buying better than average companies during periods where they are improving and at attractive valuations will serve investors well.

As always, we appreciate you entrusting us with the investment of your capital.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2016

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	-5.16%	8.89%	15.81%
Class A (includes max 4 1/2% front-end load)	-9.43%	7.23%	14.67%
Class I	-4.99%	9.15%	16.09%
Russell Midcap® Value Index	-3.39%	9.88%	18.20%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

In the first quarter of 2016, the KEELEY All Cap Value Fund (KACVX) (the “Fund”) rose 0.28% compared to a 1.64% increase for the Russell 3000 Value Index (the “Index”). Over the six month period ended March 31, 2016, the Fund rose 3.45% compared to a 7.15% increase for the Index.

Over the past six months the Fund’s underperformance was driven by underweights in Industrials (4.1% vs. 10.4%) and Technology (8.7% vs. 11.4%) and an overweight in Consumer Discretionary (12.1% vs. 5.6%). More significantly, underperforming stock selection in Industrials, Consumer Discretionary, Technology and Health Care were the primary drivers of the Fund’s underperformance.

The Fund’s Industrials exposure was the clear outlier in terms of negative performance over this period. In addition to this significant underweight, the Fund’s positions in this sector were down 1.4% while the Index’s holdings gained 15.7%. In particular, Quanta Services (PWR) dropped significantly in mid-October following negative earnings reports, guidance cuts and project delays.

Stock selection in Consumer Discretionary, Technology and Health Care sectors also detracted from performance. In the Consumer Discretionary space, the Fund was hurt primarily by Del Taco Restaurants (TACO), which dropped over 25% during the past six months. Like many small cap stocks experiencing their first year as public companies, there has been significant share price volatility. Core operations and earnings have been positive. Same store sales are similarly positive, and the company continues to stress its “fresh” messaging. Additionally, the company has been gaining coverage from sell side analysts. We believe that all of these factors together will eventually mitigate the stock’s price volatility. Despite this good news, twelve underperforming stores were closed at the end of 2015. While we believe it to be strategically positive, this action eliminated expected net store growth for 2015 and pushed such growth out to 2016. We still like the long-term prospects of Del Taco and believe that recent underperformance is mostly attributed to valuation multiple compression across the sector.

The Fund’s top detractor over this time period was technology firm Knowles Corp. (KN). Despite regaining its position as a supplier into Apple’s new iPhone 6S, Knowles’ third quarter sales were flat when compared to the prior year, a year which had no sales into the iPhone 6. Unfortunately, weaker sales into Samsung, other Chinese handset vendors and telecom infrastructure vendors negatively offset the rebound in Apple sales. Heightened concerns of weakness in the handset supply chain continued into the fourth quarter of 2015, which put further pressure on the stock. The stock, however, recently started to rebound in March 2016, as the company announced it would sell its commodity speaker business and that it was confident it would experience sales growth from Chinese handset wins, as well as the iPhone 7 launch. Another leading detractor was Wright Medical Group (WMGI) in the Health Care sector. The company’s stock price was pressured on fears of potential litigation involving metal-to-metal hip implants and whether the costs of such litigation could exceed the company’s liability insurance. We believe the company will adequately manage this uncertainty, and the stock remains attractive to us following a better than expected first quarter 2016 earnings report.

Despite the poor performance of Knowles Corp. and Wright Medical, two of the Fund’s leading performers came from the same sectors as these stocks. In the Health Care space, Baxalta, Inc. (BXLT) was the Fund’s leading performer over the past six months. Baxalta, a biopharmaceutical spin-off from Baxter International (BAX) is anticipated to be acquired by Shire PLC (SHP) before the end of the second quarter of 2016, and has tracked the generally improving performance of Health Care, and Shire specifically, as the arbitrage spread has tightened on acquisition timing and certainty.

In the Technology sector, the Fund also benefited from its position in PayPal Holdings Inc. (PYPL). This spin-off from eBay (EBAY) reported impressive first quarter 2016 results that were significantly ahead of expectations, driven by increasing customer usage and growing market share in digital payments. Further, the company began executing a significant stock repurchase program.

Another leading contributor over this time period was Questar Corporation (STR), a natural gas utility company with operations in Utah, southwestern Wyoming and southeastern Idaho. On February 1, 2016, Dominion Resources (D) announced that it would purchase the company for $25 per share. As the share price rose to this level, we elected to sell our position.

Although recent employment reports have turned positive, much of the growth appeared to be in minimum wage related industries while higher paying sectors such as Energy and Industrials continued to contract. The Fund remains underweight Energy and Industrials. The companies we do own in those sectors have what we believe are solid balance sheets, and are engaged in restructuring and/or projects to improve profitability. In our view, this should provide positive operating leverage once crude prices turn higher and/or are in some way benefitting from cyclical strength such as strong non-residential construction markets. Ostensibly, lower crude prices and thus lower gasoline prices at the pump should stimulate additional spending. As risk assets globally reprice, it is possible that investors will continue to flock to treasuries and push the longer end of the yield curve further down. Despite the Fund’s lack of retail holdings, it remains overweight in Consumer Discretionary, largely due to a significant positioning in local television broadcasters, which includes stocks that have been impacted by the general media discussion of cord cutting but not fundamentally impacted by loss of viewers. An election year is upon us and politicians seeking election will spend money on television advertisements. Lastly, we remain significantly overweight in Health Care, based on perceived solid earnings prospects, reasonable valuations and good spin off/restructuring action, primarily in the larger cap market space.

Being aware that short-term market volatility could interrupt short-term performance, we remain mildly bullish on the long-term prospects taking shape in U.S. value stocks. In 2015, all of the Russell value-oriented indices (i.e., small, small-mid, mid, and large) underperformed their growth counterparts. While this impacted our efforts and those of other value investors, we believe that value-oriented stocks, which have underperformed growth since 2006, are in a position to stage a comeback and outperform. Furthermore, we believe that wide performance dispersion could result in a stock-picker’s market. We also believe that our active management approach is well suited to take advantage of such events.

As always, we appreciate you entrusting us with the investment of your capital.

Sincerely,

Edwin C. Ciskowski Lead Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2016

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	-9.35%	4.05%	7.19%	5.62%
Class A (includes max 4 1/2% front-end load)	-13.42%	2.47%	6.21%	5.13%
Class I	-9.10%	4.33%	7.47%	3.31%
Russell 3000® Value Index	-2.05%	9.08%	9.95%	6.16%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 5.19%.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2016

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,015.60	1.40%	$7.05
Small Cap Dividend Value Fund	1,000.00	1,070.20	1.30%	6.73
Small-Mid Cap Value Fund	1,000.00	1,011.30	1.39%	6.99
Mid Cap Dividend Value Fund	1,000.00	1,049.50	1.29%	6.61
All Cap Value Fund	1,000.00	1,034.50	1.41%	7.17

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,017.30	1.15%	$5.80
Small Cap Dividend Value Fund	1,000.00	1,071.60	1.05%	5.44
Small-Mid Cap Value Fund	1,000.00	1,012.60	1.14%	5.74
Mid Cap Dividend Value Fund	1,000.00	1,050.60	1.04%	5.33
All Cap Value Fund	1,000.00	1,036.00	1.16%	5.90

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2016

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.00	1.40%	$7.06
Small Cap Dividend Value Fund	1,000.00	1,018.50	1.30%	6.56
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
Mid Cap Dividend Value Fund	1,000.00	1,018.55	1.29%	6.51
All Cap Value Fund	1,000.00	1,017.95	1.41%	7.11

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.25	1.15%	$5.81
Small Cap Dividend Value Fund	1,000.00	1019.75	1.05%	5.30
Small-Mid Cap Value Fund	1,000.00	1019.30	1.14%	5.76
Mid Cap Dividend Value Fund	1,000.00	1019.80	1.04%	5.25
All Cap Value Fund	1,000.00	1019.20	1.16%	5.86

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS – 95.66%
	Auto Components – 0.72%
571,725	American Axle & Manufacturing Holdings, Inc. (a)	$8,798,848

	Building Products – 1.97%
315,828	A.O. Smith Corporation	24,100,835

	Chemicals – 4.11%
948,600	Chemtura Corp. (a)	25,043,040
395,455	Sensient Technologies Corp.	25,095,574

		50,138,614

	Commercial Banks – 9.20%
770,300	BancorpSouth, Inc.	16,415,093
342,400	BOK Financial Corp. (b)	18,701,888
285,500	LegacyTexas Financial Group, Inc.	5,610,075
207,023	Hilltop Holdings, Inc. (a)	3,908,594
693,200	Synovus Financial Corp.	20,040,412
600,775	UMB Financial Corp.	31,018,013
377,424	Wintrust Financial Corp.	16,734,980

		112,429,055

	Commercial Services & Supplies – 3.66%
698,910	ABM Industries, Inc.	22,581,782
816,482	Ritchie Bros. Auctioneers, Inc. (b)	22,110,333

		44,692,115

	Communications Equipment – 1.86%
2,775,008	Mitel Networks Corp. (a)	22,699,565

	Computer & Peripherals – 1.68%
708,689	Diebold, Inc.	20,488,199

	Diversified Consumer Services – 2.44%
411,757	Hillenbrand, Inc.	12,332,122
875,770	Houghton Mifflin Harcourt Co. (a)	17,462,854

		29,794,976

	Diversified Financial Services –1.66%
631,641	Air Lease Corp.	20,288,309

Shares		Value
	Electric Utilities – 1.94%
423,618	Allete, Inc.	$23,752,261

	Electrical Equipment – 2.75%
431,300	Generac Holdings, Inc. (a)(b)	16,061,612
277,300	Regal Beloit Corp. (b)	17,494,857

		33,556,469

	Electronic Equipment, Instruments & Components – 1.24%
1,145,700	Knowles Corp. (a)(b)	15,100,326

	Food Products – 1.52%
1,005,200	Flowers Foods, Inc.	18,555,992

	Gas Utilities – 3.08%
200,300	One Gas, Inc.	12,238,330
893,500	South Jersey Industries, Inc. (b)	25,420,075

		37,658,405

	Health Care Equipment & Supplies – 2.58%
369,739	Alere, Inc. (a)	18,712,491
768,367	Wright Medical Group N.V. (a)	12,754,892

		31,467,383

	Home Furnishings – 1.13%
246,436	Fortune Brands Home & Security, Inc.	13,810,273

	Hotels, Restaurants & Leisure – 5.25%
778,000	Bloomin’ Brands, Inc.	13,124,860
2,235,931	Denny’s Corp. (a)	23,164,245
208,000	Vail Resorts, Inc.	27,809,600

		64,098,705

	Household Durables – 1.29%
1,340,278	Tri Pointe Group, Inc. (a)	15,788,475

	Industrial Conglomerates – 1.80%
594,600	ITT Corp.	21,934,794

	Insurance – 3.86%
1,070,719	American Equity Investment Life Holding Co.	17,988,079

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	Insurance – (continued)
323,500	Hanover Insurance Group, Inc.	$29,186,170

		47,174,249

	Internet & Catalog Retail – 0.54%
250,000	FTD Companies, Inc. (a)	6,562,500

	IT Services – 0.55%
80,000	Wex, Inc. (a)	6,668,800

	Leisure Products – 1.60%
377,414	Vista Outdoor, Inc. (a)	19,591,561

	Machinery – 5.40%
339,893	EnPro Industries, Inc.	19,605,028
478,824	ESCO Technologies, Inc.	18,664,560
490,124	John Bean Technologies Corp. (b)	27,647,895

		65,917,483

	Media – 3.87%
881,400	E.W. Scripps Company	13,741,026
1,217,000	Media General, Inc. (a)	19,849,270
885,854	Time, Inc.	13,677,586

		47,267,882

	Metals & Mining – 2.99%
770,300	Commercial Metals Co.	13,071,991
276,925	Kaiser Aluminum Corp.	23,411,239

		36,483,230

	Multi-Utilities – 1.87%
369,700	Northwestern Corp.	22,828,975

	Oil, Gas & Consumable Fuels –2.85%
916,600	Parsley Energy, Inc. (a)	20,715,160
1,817,823	Synergy Resources Corp. (a)(b)	14,124,485

		34,839,645

	Paper & Forest Products – 0.83%
731,774	Kapstone Paper & Packaging Corp.	10,135,070

	Real Estate Investment Trusts (REITs) – 8.65%
554,584	Gaming & Leisure Properties, Inc.	17,147,737

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
483,674	Ryman Hospitality Properties, Inc. (b)	$24,899,538
908,911	Sabra Health Care REIT, Inc.	18,260,022
1,584,413	Spirit Realty Capital, Inc.	17,824,646
585,372	Urban Edge Properties	15,126,013
793,400	Xenia Hotels & Resorts, Inc.	12,392,908

		105,650,864

	Real Estate Management & Development – 2.25%
1,095,603	Forestar Group, Inc. (a)(b)	14,286,663
605,100	Kennedy-Wilson Holdings, Inc.	13,251,690

		27,538,353

	Road & Rail – 0.83%
161,800	Genesee & Wyoming, Inc. (a)	10,144,860

	Software – 1.15%
422,619	Verint Systems, Inc. (a)	14,107,022

	Specialty Retail – 3.40%
651,530	CST Brands, Inc.	24,947,084
439,100	Penske Automotive Group, Inc.	16,641,890

		41,588,974

	Thrifts & Mortgage Finance – 5.14%
285,000	Iberiabank Corp.	14,611,950
1,901,300	Kearny Financial Corp.	23,481,055
1,221,800	Provident Financial Services, Inc.	24,668,141

		62,761,146

	Total Common Stocks (Cost $971,991,382)	$1,168,414,213

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Principal Amount		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.73%
	Repurchase Agreements – 1.63%
$19,900,000	Credit Suisse First Boston Repurchase Agreement, (Dated 3/31/2016), 0.30%, due 4/1/2016, (Repurchased proceeds $19,900,166); [Collateralized by $19,900,080 in various U.S. Treasury Securities, 0.00% – 1.50%, 09/30/2016 – 02/15/2045 (Market Value $20,298,082)]	$19,900,000

Shares
	Money Market Funds – 0.10%
524,770	Goldman Sachs Financial Square Money Market Fund –Institutional Class, 0.41%	524,770
759,576	JPMorgan Prime Money Market Fund – Institutional Class, 0.40%	759,576

		1,284,346

	Total Investments Purchased With Proceeds From Securities Lending (Cost $21,184,346)	$21,184,346

Shares		Value
	SHORT TERM INVESTMENTS – 1.45%
	Money Market Funds – 1.45%
17,671,814	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.23%	$17,671,814

	Total Short Term Investments (Cost $17,671,814)	$17,671,814

	Total Investments – 98.84%
	(Cost $1,010,847,541)	$1,207,270,373
	Other Assets in Excess of Liabilities – 1.16%	14,031,300

	TOTAL NET ASSETS – 100.00%	$1,221,301,673

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS – 97.30%
	Automobiles – 1.85%
87,800	Winnebago Industries, Inc.	$1,971,110

	Capital Markets – 4.59%
145,830	Silvercrest Asset Management Group, Inc.	1,857,874
91,290	Solar Cap Ltd.	1,577,491
66,240	Virtu Financial, Inc.	1,464,567

		4,899,932

	Chemicals – 0.65%
22,560	Innophos Holdings, Inc.	697,330

	Commercial Banks – 11.15%
96,700	BancorpSouth, Inc.	2,060,677
52,400	Columbia Banking System, Inc.	1,567,808
49,980	Glacier Bancorp, Inc.	1,270,492
69,600	Hanmi Financial Corp.	1,532,592
64,176	LegacyTexas Financial Group, Inc.	1,261,058
30,700	Union Bankshares Corp.	756,141
37,300	Wintrust Financial Corp.	1,653,882
75,800	Yadkin Financial Corp.	1,794,186

		11,896,836

	Commercial Services & Supplies – 2.56%
205,640	CECO Environmental Corp.	1,277,024
23,290	Deluxe Corp.	1,455,392

		2,732,416

	Construction & Engineering – 1.43%
62,600	Primoris Services Corp.	1,521,180

	Electric Utilities – 1.95%
20,775	Allete, Inc.	1,164,854
19,900	El Paso Electric Co.	913,012

		2,077,866

	Electrical Equipment – 3.00%
33,901	AZZ, Inc.	1,918,797
20,300	Regal Beloit Corp.	1,280,727

		3,199,524

	Electronic Equipment, Instruments & Components – 4.00%
123,385	AVX Corp.	1,550,949

Shares		Value
	Electronic Equipment, Instruments & Components – (continued)
140,540	Daktronics, Inc.	$1,110,266
30,280	Dolby Laboratories, Inc.	1,315,969
56,900	Richardson Electronics Ltd.	293,604

		4,270,788

	Energy Equipment & Services – 0.61%
48,740	Superior Energy Services, Inc.	652,629

	Food Products – 1.61%
19,000	Sanderson Farms, Inc.	1,713,420

	Gas Utilities – 1.70%
9,110	One Gas, Inc.	556,621
44,260	South Jersey Industries, Inc.	1,259,197

		1,815,818

	Health Care Equipment & Supplies – 1.23%
63,700	Meridian Bioscience, Inc.	1,312,857

	Health Care Providers & Services – 2.42%
9,725	Chemed Corp.	1,317,251
31,200	Owens & Minor, Inc.	1,261,104

		2,578,355

	Hotels, Restaurants & Leisure – 4.19%
18,530	Bob Evans Farms, Inc.	865,166
102,449	Interval Leisure Group, Inc.	1,479,363
31,430	Marriott Vacations Worldwide Corp.	2,121,525

		4,466,054

	Household Durables – 1.33%
24,751	Nacco Industries, Inc.	1,420,955

	Independent Power and Renewable Electricity Producers – 0.73%
43,580	Abengoa Yield PLC	774,852

	Insurance – 4.82%
28,500	Arthur J. Gallagher & Co.	1,267,680
34,404	FBL Financial Group, Inc.	2,116,534
30,420	James River Group Holdings Ltd.	981,349

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	Insurance – (continued)
8,100	Reinsurance Group of America, Inc.	$779,625

		5,145,188

	IT Services – 1.05%
74,770	EPIQ Systems, Inc.	1,123,045

	Machinery – 3.15%
32,820	Alamo Group, Inc.	1,828,402
27,140	John Bean Technologies Corp.	1,530,968

		3,359,370

	Media – 0.95%
66,000	Time, Inc.	1,019,040

	Metals & Mining – 2.00%
125,430	Commercial Metals Co.	2,128,547

	Multi-line Retail – 0.63%
83,600	Stage Stores, Inc.	673,816

	Multi-Utilities – 1.53%
9,110	Black Hills Corp.	547,784
17,530	Northwestern Corp.	1,082,478

		1,630,262

	Oil, Gas & Consumable Fuels – 2.73%
101,780	Alon USA Energy, Inc.	1,050,370
38,400	World Fuel Services Corp.	1,865,472

		2,915,842

	Paper & Forest Products – 0.84%
95,150	Mercer International, Inc.	899,168

	Professional Services – 1.49%
101,914	Resources Connection, Inc.	1,585,782

	Real Estate Investment Trusts (REITs) – 14.68%
136,733	CareTrust REIT, Inc.	1,736,509
39,660	CorEnergy Infrastructure Trust. Inc.	797,563
26,330	EdR	1,095,328
347,898	Gramercy Property Trust, Inc.	2,939,738
101,035	National Storage Affiliates	2,141,942
85,260	OUTFRONT Media, Inc.	1,798,986

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
24,430	Ryman Hospitality Properties, Inc.	$1,257,656
35,755	Sabra Health Care REIT, Inc.	718,318
71,466	Spirit Realty Capital, Inc.	803,992
70,100	STAG Industrial, Inc.	1,427,236
60,075	Xenia Hotels & Resorts, Inc.	938,372

		15,655,640

	Semiconductors & Semiconductor Equipment – 3.21%
34,291	Cohu, Inc.	407,377
199,850	Cypress Semiconductor Corp.	1,730,701
114,661	IXYS Corp.	1,286,496

		3,424,574

	Specialty Retail – 1.72%
47,900	CST Brands, Inc.	1,834,091

	Textiles, Apparel & Luxury Goods – 3.09%
59,871	Culp, Inc.	1,569,818
62,555	Movado Group, Inc.	1,722,139

		3,291,957

	Thrifts & Mortgage Finance – 6.38%
49,300	Berkshire Hills Bancorp, Inc.	1,325,677
24,000	Iberiabank Corp.	1,230,480
74,600	Oritani Financial Corp.	1,265,962
80,900	Provident Financial Services, Inc.	1,633,371
106,900	United Financial Bancorp, Inc.	1,345,871

		6,801,361

	Trading Companies & Distributors – 1.52%
22,930	Kaman Corp.	978,882
43,200	Textainer Group Holdings Ltd.	641,088

		1,619,970

	Transportation Infrastructure – 1.28%
20,300	Macquarie Infrastructure Company LLC	1,369,032

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	Water Utilities – 1.23%
49,225	California Water Service Group	$1,315,292

	Total Common Stocks (Cost $91,559,672)	$103,793,899

	SHORT TERM INVESTMENTS – 2.80%
	Money Market Funds – 2.80%
2,983,810	Fidelity Institutional Money Market Portfolio –Institutional Class, 0.23%	$2,983,810

	Total Short Term Investments (Cost $2,983,810)	$2,983,810

	Total Investments – 100.10%
	(Cost $94,543,482)	$106,777,709
	Liabilities in Excess of Other Assets – (0.10)%	(105,267)

	TOTAL NET ASSETS – 100.00%	$106,672,442

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS – 96.93%
	Aerospace & Defense – 1.94%
37,120	Orbital ATK, Inc.	$3,227,213

	Auto Components – 1.45%
32,200	Delphi Automotive PLC	2,415,644

	Building Products – 1.62%
35,360	A.O. Smith Corporation	2,698,322

	Capital Markets – 1.55%
193,346	OM Asset Management PLC	2,581,169

	Chemicals – 5.35%
32,200	Ashland, Inc.	3,540,712
130,530	Chemtura Corp. (a)	3,445,992
144,620	Huntsman Corp.	1,923,446

		8,910,150

	Commercial Banks – 8.92%
65,040	BOK Financial Corp.	3,552,485
151,100	Hanmi Financial Corp.	3,327,222
168,580	Investors Bancorp, Inc.	1,962,271
70,730	Synovus Financial Corp.	2,044,804
77,140	UMB Financial Corp.	3,982,738

		14,869,520

	Commercial Services & Supplies – 1.17%
47,820	Copart, Inc. (a)	1,949,621

	Communications Equipment – 1.28%
261,160	Mitel Networks Corp. (a)	2,136,289

	Diversified Consumer Services – 1.53%
118,030	Carriage Services, Inc.	2,550,628

	Diversified Financial Services – 4.12%
71,170	Air Lease Corp.	2,285,980
76,960	CIT Group, Inc.	2,388,069
64,500	Fidelity National Financial, Inc.	2,186,550

		6,860,599

	Electrical Equipment – 2.63%
56,120	Generac Holdings, Inc. (a)	2,089,909
36,420	Regal Beloit Corp.	2,297,738

		4,387,647

Shares		Value
	Electronic Equipment, Instruments & Components – 1.06%
134,200	Knowles Corp. (a)	$1,768,756

	Food Products – 0.91%
82,230	Flowers Foods, Inc.	1,517,966

	Health Care Equipment & Supplies – 2.43%
51,570	Alere, Inc. (a)	2,609,958
86,900	Wright Medical Group N.V. (a)	1,442,540

		4,052,498

	Health Care Providers & Services – 1.45%
20,700	Laboratory Corporation of America Holdings (a)	2,424,591

	Home Furnishings – 1.61%
47,820	Fortune Brands Home & Security, Inc.	2,679,833

	Hotels, Restaurants & Leisure – 4.12%
167,700	Del Taco Restaurants, Inc. (a)	1,732,341
184,200	Denny’s Corp. (a)	1,908,312
47,820	Marriott Vacations Worldwide Corp.	3,227,850

		6,868,503

	Household Durables – 1.07%
150,840	Tri Pointe Group, Inc. (a)	1,776,895

	Household Products – 1.70%
25,970	Spectrum Brands Holdings, Inc.	2,838,002

	Industrial Conglomerates – 1.38%
62,390	ITT Corp.	2,301,567

	Insurance – 3.24%
93,140	Allied World Assurance Company Holdings, AG	3,254,312
23,860	Hanover Insurance Group, Inc.	2,152,649

		5,406,961

	IT Services – 4.28%
47,820	Broadridge Financial Solutions, Inc.	2,836,204

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	IT Services – (continued)
75,900	CSRA, Inc.	$2,041,710
27,030	Wex, Inc. (a)	2,253,221

		7,131,135

	Machinery – 5.34%
45,710	EnPro Industries, Inc.	2,636,553
72,170	ESCO Technologies, Inc.	2,813,186
61,290	John Bean Technologies Corp.	3,457,369

		8,907,108

	Media – 4.36%
57,350	Starz (a)	1,510,025
96,800	TEGNA, Inc.	2,270,928
91,110	Tribune Co.	3,494,069

		7,275,022

	Metals & Mining – 2.64%
119,710	Commercial Metals Co.	2,031,479
28,080	Kaiser Aluminum Corp.	2,373,883

		4,405,362

	Multi-Utilities – 1.96%
250,710	NRG Energy, Inc.	3,261,737

	Oil, Gas & Consumable Fuels – 1.17%
53,150	Energen Corp.	1,944,759

	Real Estate Investment Trusts (REITs) – 12.50%
191,330	CareTrust REIT, Inc.	2,429,891
120,320	Equity Commonwealth (a)	3,395,430
87,635	Gaming & Leisure Properties, Inc.	2,709,674
89,283	Iron Mountain, Inc.	3,027,587
33,250	Lamar Advertising Co.	2,044,875
47,820	Ryman Hospitality Properties, Inc.	2,461,774
89,510	Sabra Health Care REIT, Inc.	1,798,256
263,400	Spirit Realty Capital, Inc.	2,963,250

		20,830,737

	Real Estate Management & Development – 0.78%
99,850	Forestar Group, Inc. (a)	1,302,044

Shares		Value
	Road & Rail – 1.37%
35,360	Ryder System, Inc.	$2,290,621

	Software – 2.12%
41,690	CDK Global, Inc.	1,940,669
47,820	Verint Systems, Inc. (a)	1,596,232

		3,536,901

	Specialty Retail – 4.24%
42,650	Cabelas, Inc. (a)	2,076,628
84,240	CST Brands, Inc.	3,225,550
46,770	Penske Automotive Group, Inc.	1,772,583

		7,074,761

	Textiles, Apparel & Luxury Goods – 3.27%
81,180	Hanesbrands, Inc.	2,300,641
31,770	PVH Corp.	3,147,136

		5,447,777

	Water Utilities – 2.37%
57,310	American Water Works Company, Inc.	3,950,378

	Total Common Stocks (Cost $130,031,949)	$161,580,716

	SHORT TERM INVESTMENTS – 3.58%
	Money Market Funds – 3.58%
5,972,378	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.23%	$5,972,378

	Total Short Term Investments (Cost $5,972,378)	$5,972,378

	Total Investments – 100.51%
	(Cost $136,004,327)	$167,553,094
	Liabilities in Excess of Other Assets – (0.51)%	(856,784)

	TOTAL NET ASSETS – 100.00%	$166,696,310

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.55%
	Auto Components – 1.47%
10,025	Autoliv, Inc.	$1,187,762

	Capital Markets – 2.21%
10,575	Ameriprise Financial, Inc.	994,156
27,340	Federated Investors, Inc.	788,759

		1,782,915

	Chemicals – 3.70%
22,455	FMC Corp.	906,508
60,020	Huntsman Corp.	798,266
26,925	RPM International, Inc.	1,274,361

		2,979,135

	Commercial Banks – 6.41%
58,325	Associated Banc-Corp.	1,046,351
29,374	BOK Financial Corp.	1,604,407
29,750	Comerica, Inc.	1,126,632
19,150	UMB Financial Corp.	988,715
24,900	Umpqua Holdings Corp.	394,914

		5,161,019

	Commercial Services & Supplies – 2.07%
7,600	Dun & Bradstreet Corp.	783,408
32,670	Ritchie Bros. Auctioneers, Inc.	884,704

		1,668,112

	Communications Equipment – 1.23%
12,695	Harris Corp.	988,433

	Construction Materials – 2.47%
18,825	Vulcan Materials Co.	1,987,355

	Consumer Finance – 1.55%
24,505	Discover Financial Services	1,247,795
	Containers & Packaging – 1.11%
22,875	WestRock Co.	892,811

	Diversified Financial Services – 2.94%
35,500	Air Lease Corp.	1,140,260
39,525	CIT Group, Inc.	1,226,461

		2,366,721

	Electric Utilities – 1.42%
30,025	PPL Corp.	1,143,052

Shares		Value
	Electronic Equipment, Instruments & Components – 0.93%
17,170	Dolby Laboratories, Inc.	$746,208

	Energy Equipment & Services – 1.24%
74,525	Superior Energy Services, Inc.	997,890

	Food Products – 1.59%
28,625	ConAgra Foods, Inc.	1,277,248

	Gas Utilities – 3.73%
23,250	National Fuel Gas Co.	1,163,663
14,675	Questar Corp.	363,940
36,700	UGI Corp.	1,478,643

		3,006,246

	Health Care Equipment & Supplies – 2.60%
23,410	St. Jude Medical, Inc.	1,287,550
5,130	Teleflex, Inc.	805,461

		2,093,011

	Health Care Providers & Services – 2.91%
9,200	AmerisourceBergen Corp.	796,260
11,275	CIGNA Corp.	1,547,381

		2,343,641

	Hotels, Restaurants & Leisure – 1.24%
13,100	Wyndham Worldwide Corp.	1,001,233

	Industrial Conglomerates – 2.08%
45,470	ITT Corp.	1,677,388

	Insurance – 4.98%
22,700	Arthur J. Gallagher & Co.	1,009,696
33,490	Lincoln National Corp.	1,312,808
17,525	Reinsurance Group of America, Inc.	1,686,781

		4,009,285

	IT Services – 7.44%
33,850	Broadridge Financial Solutions, Inc.	2,007,643
25,720	Computer Sciences Corp.	884,511
25,540	CSRA, Inc.	687,026
15,475	Fidelity National Information Services, Inc.	979,722

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	IT Services – (continued)
30,205	Total System Services, Inc.	$1,437,154

		5,996,056

	Leisure Equipment & Products – 1.26%
12,690	Hasbro, Inc.	1,016,469

	Life Sciences Tools & Services – 0.93%
18,810	Agilent Technologies, Inc.	749,579

	Machinery – 2.34%
25,700	Oshkosh Corp.	1,050,359
5,300	Snap-On, Inc.	832,047

		1,882,406

	Media – 3.14%
21,425	Scripps Networks Interactive, Inc.	1,403,337
47,955	TEGNA, Inc.	1,125,024

		2,528,361

	Multi-Utilities – 4.41%
6,800	Black Hills Corp.	408,884
64,075	MDU Resources Group, Inc.	1,246,899
76,900	NRG Energy, Inc.	1,000,468
31,050	OGE Energy Corp.	888,962

		3,545,213

	Oil, Gas & Consumable Fuels – 4.34%
43,100	Cabot Oil & Gas Corp.	978,800
23,285	Energen Corp.	851,998
13,025	EQT Corp.	876,062
22,275	HollyFrontier Corp.	786,753

		3,493,613

	Real Estate Investment Trusts (REITs) – 15.36%
9,000	Alexandria Real Estate Equities, Inc.	818,010
53,525	Brixmor Property Group, Inc.	1,371,311
77,975	DDR Corp.	1,387,175
18,350	EPR Properties	1,222,477
17,400	Equity Lifestyle Properties, Inc.	1,265,502
34,300	Healthcare Trust of America, Inc.	1,009,106
57,140	Iron Mountain, Inc.	1,937,616

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
20,805	Lamar Advertising Co.	$1,279,508
119,190	Spirit Realty Capital, Inc.	1,340,888
47,550	Xenia Hotels & Resorts, Inc.	742,731

		12,374,324

	Road & Rail – 1.18%
14,730	Ryder System, Inc.	954,209

	Semiconductors & Semiconductor Equipment – 2.52%
6,925	Broadcom Ltd.	1,069,913
21,615	Linear Technology Corp.	963,164

		2,033,077

	Specialty Retail – 2.16%
49,025	American Eagle Outfitters	817,247
14,300	Foot Locker, Inc.	922,350

		1,739,597

	Textiles, Apparel & Luxury Goods – 1.10%
9,175	Ralph Lauren Corp.	883,186

	Transportation Infrastructure – 1.49%
17,845	Macquarie Infrastructure Company LLC	1,203,467

	Water Utilities – 1.00%
11,730	American Water Works Company, Inc.	808,550

	Total Common Stocks (Cost $66,776,316)	$77,765,367

	SHORT TERM INVESTMENTS – 3.35%
	Money Market Funds – 3.35%
2,700,685	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.23%	$2,700,685

	Total Short Term Investments (Cost $2,700,685)	$2,700,685

	Total Investments – 99.90%
	(Cost $69,477,001)	$80,466,052
	Other Assets in Excess of Liabilities – 0.10%	79,334

	TOTAL NET ASSETS – 100.00%	$80,545,386

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

Shares		Value

	COMMON STOCKS – 97.86%
	Aerospace & Defense – 2.05%
13,610	United Technologies Corp.	$1,362,361

	Beverages – 3.27%
22,620	Molson Coors Brewing Co.	2,175,592

	Biotechnology – 3.46%
56,940	Baxalta, Inc.	2,300,376

	Capital Markets – 3.13%
163,348	Silvercrest Asset Management Group, Inc.	2,081,054

	Chemicals – 1.93%
11,660	Ashland, Inc.	1,282,134

	Commercial Banks – 8.55%
45,750	BOK Financial Corp.	2,498,865
56,130	Hanmi Financial Corp.	1,235,983
37,940	UMB Financial Corp.	1,958,842

		5,693,690

	Consumer Finance – 3.09%
40,340	Discover Financial Services	2,054,113

	Diversified Financial Services – 3.35%
69,420	Air Lease Corp.	2,229,770

	Electrical Equipment – 2.00%
21,150	Regal Beloit Corp.	1,334,353

	Electronic Equipment, Instruments & Components – 1.74%
88,050	Knowles Corp. (a)	1,160,499

	Energy Equipment & Services – 2.16%
23,750	Dril-Quip, Inc. (a)	1,438,300

	Food Products – 1.63%
27,070	Mondelez International, Inc.	1,086,048

	Health Care Equipment & Supplies – 4.04%
36,010	Baxter International, Inc.	1,479,291
72,964	Wright Medical Group N.V. (a)	1,211,202

		2,690,493

	Hotels, Restaurants & Leisure – 2.62%
168,930	Del Taco Restaurants, Inc. (a)	1,745,047

Shares		Value
	Industrial Conglomerates – 2.54%
43,390	Johnson Controls, Inc.	$1,690,908

	Insurance – 8.09%
48,620	Allied World Assurance Company Holdings, AG	1,698,783
17,430	Chubb Ltd.	2,076,785
16,710	Reinsurance Group of America, Inc.	1,608,337

		5,383,905

	IT Services – 5.34%
20,730	Fidelity National Information Services, Inc.	1,312,416
58,130	Paypal Holdings, Inc. (a)	2,243,818

		3,556,234

	Leisure Products – 1.70%
21,850	Vista Outdoor, Inc. (a)	1,134,234

	Life Sciences Tools & Services – 2.71%
45,190	Agilent Technologies, Inc.	1,800,821

	Media – 6.70%
66,020	TEGNA, Inc.	1,548,829
75,880	Tribune Co.	2,909,998

		4,458,827

	Metals & Mining – 1.73%
13,630	Kaiser Aluminum Corp.	1,152,280

	Multi-Utilities – 6.46%
101,410	MDU Resources Group, Inc.	1,973,439
178,910	NRG Energy, Inc.	2,327,619

		4,301,058

	Oil, Gas & Consumable Fuels – 4.04%
17,740	EOG Resources, Inc.	1,287,569
20,430	Occidental Petroleum Corp.	1,398,025

		2,685,594

	Pharmaceuticals – 10.44%
15,030	Perrigo Co.	1,922,788
53,150	Pfizer, Inc.	1,575,366
26,000	Teva Pharmaceutical Industries Ltd. – ADR	1,391,260
46,419	Zoetis, Inc.	2,057,754

		6,947,168

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016 (Unaudited)

Shares		Value
	Real Estate Investment Trusts (REITs) – 2.54%
59,980	Equity Commonwealth (a)	$1,692,636

	Technology Hardware, Storage & Peripherals – 2.55%
95,730	Hewlett Packard Enterprise Co.	1,697,294

	Total Common Stocks (Cost $58,142,347)	$65,134,789

	SHORT TERM INVESTMENTS – 2.02%
	Money Market Funds – 2.02%
1,344,963	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.23%	$1,344,963

	Total Short Term Investments (Cost $1,344,963)	$1,344,963

	Total Investments – 99.88%
	(Cost $59,487,310)	$66,479,752
	Other Assets in Excess of Liabilities – 0.12%	78,414

	TOTAL NET ASSETS – 100.00%	$66,558,166

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$1,207,270,373
Cash	—
Receivable for investments sold	43,412,781
Receivable for shares issued	366,668
Dividends and interest receivable	2,082,371
Prepaid expenses and other assets	80,304

Total Assets	1,253,212,497

LIABILITIES:
Payable for investments purchased	6,221,943
Payable for shares redeemed	2,252,322
Payable upon return of securities on loan (3)	21,184,346
Payable to Adviser	985,084
Payable to Directors	139,674
Accrued 12b-1 fees - Class A	108,344
Other accrued expenses	1,019,111

Total Liabilities	31,910,824

NET ASSETS	$1,221,301,673

NET ASSETS CONSIST OF:
Capital stock	$1,049,794,270
Accumulated undistributed net investment income/(loss)	3,639,455
Accumulated undistributed net realized gain/(loss) on investments	(28,554,884)
Net unrealized appreciation/(depreciation) on Investments	196,422,832

NET ASSETS	$1,221,301,673

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	24,742,092
NET ASSETS	$737,089,333
NET ASSET VALUE	$29.79

MAXIMUM OFFERING PRICE PER SHARE (2)	$31.19

Class I Shares
Authorized	100,000,000
Issued and outstanding	16,063,533
NET ASSETS	$484,212,340
NET ASSET VALUE	$30.14

(1) Cost of Investments	$1,010,847,541
(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(3)	The market value of securities on loan was $20,549,212 as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2016 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$106,777,709	$167,553,094	$80,466,052	$66,479,752
85,678	32,576	3,491	12,641
—	—	—	1,715,862
30,801	100,288	69,691	5,891
247,703	202,146	184,756	103,894
25,029	22,702	44,175	17,208

107,166,920	167,910,806	80,768,165	68,335,248

—	—	—	1,598,073
180,264	959,202	24,241	68,255
—	—	—	—
70,498	126,543	56,802	47,574
11,096	18,979	10,139	9,515
5,120	9,976	4,214	3,184
227,500	99,796	127,383	50,481

494,478	1,214,496	222,779	1,777,082

$106,672,442	$166,696,310	$80,545,386	$66,558,166

$94,918,582	$135,500,444	$75,249,914	$61,790,201
(13,614)	226,595	6,816	65,921
(466,753)	(579,496)	(5,700,395)	(2,290,398)
12,234,227	31,548,767	10,989,051	6,992,442

$106,672,442	$166,696,310	$80,545,386	$66,558,166

100,000,000	100,000,000	100,000,000	100,000,000
1,675,781	4,423,590	1,056,053	1,373,861
$25,860,347	$54,176,123	$17,991,700	$19,950,407
$15.43	$12.25	$17.04	$14.52

$16.16	$12.82	$17.84	$15.21

100,000,000	100,000,000	100,000,000	100,000,000
5,229,760	9,039,175	3,672,371	3,186,497
$80,812,095	$112,520,187	$62,553,686	$46,607,759
$15.45	$12.45	$17.03	$14.63

$94,543,482	$136,004,327	$69,477,001	$59,487,310

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2016 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$13,156,608
Less: Foreign withholding tax	(45,738)
Interest income	35,754
Securities lending income, net	70,154

Total Investment Income	13,216,778

EXPENSES:
Investment advisory fees	6,760,921
12b-1 fees - Class A	1,052,730
Shareholder servicing fees	347,829
Transfer agent fees and expenses	177,013
Federal and state registration fees	32,306
Audit expense	35,389
Fund accounting and administration fees	210,295
Directors’ fees	151,244
Custody fees	42,741
Reports to shareholders	159,111
Interest expense	16,152
Other	236,409

Total expenses before reimbursement	9,222,140
Reimbursement of expenses by Adviser	(159,393)

NET EXPENSES	9,062,747

NET INVESTMENT INCOME/(LOSS)	4,154,031

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	(25,902,442)
Change in net unrealized appreciation/(depreciation) on investments	40,752,725

Net Gain/(Loss) on Investments	14,850,283

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,004,314

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Six Months Ended March 31, 2016 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$2,064,035	$1,722,535	$715,227	$688,807
—	—	(1,129)	(1,709)
1,929	3,781	14,311	1,340
—	—	—	—

2,065,964	1,726,316	728,409	688,438

567,961	992,358	253,290	421,560
38,154	79,227	13,088	32,541
28,398	49,618	12,665	21,078
14,286	25,244	5,980	10,809
19,669	22,606	13,885	15,006
13,907	14,180	13,634	13,907
18,578	31,945	6,862	14,552
12,002	21,627	3,664	9,530
3,936	6,413	1,562	3,203
9,149	16,560	2,287	6,038
3,412	1,921	202	6,732
14,027	28,088	4,746	11,908

743,479	1,289,787	331,865	566,864
(109,699)	(73,827)	(55,225)	(45,784)

633,780	1,215,960	276,640	521,080

1,432,184	510,356	451,769	167,358

149,999	1,926,752	(5,645,553)	572,194
6,093,603	(3,295,711)	12,146,817	1,474,070

6,243,602	(1,368,959)	6,501,264	2,046,264

$7,675,786	$(858,603)	$6,953,033	$2,213,622

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$4,154,031	$3,201,767
Net realized gain/(loss) on investments	(25,902,442)	251,608,838
Change in net unrealized appreciation/(depreciation) on investments	40,752,725	(350,951,048)

Net increase/(decrease) in net assets resulting from operations	19,004,314	(96,140,443)

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	(717,879)	(2,413,851)
Net realized gains - Class A	(112,623,922)	(3,208,833)
Net realized gains - Class I	(73,440,478)	(2,214,872)

Total Distributions	(186,782,279)	(7,837,556)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	29,995,981	163,488,899
Proceeds from distributions reinvested	103,794,891	3,008,708
Cost of shares redeemed	(308,376,321)	(643,140,034)

Net increase/(decrease) from capital stock transactions	(174,585,449)	(476,642,427)

Class I Shares
Proceeds from shares issued	63,158,165	193,655,676
Proceeds from distributions reinvested	62,132,519	4,021,823
Cost of shares redeemed	(189,004,106)	(513,419,666)

Net increase/(decrease) from capital stock transactions	(63,713,422)	(315,742,167)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(406,076,836)	(896,362,593)

NET ASSETS:
Beginning of period	1,627,378,509	2,523,741,102

End of period	$1,221,301,673	$1,627,378,509

Accumulated undistributed net investment income/(loss)	$3,639,455	$202,953

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	970,570	4,333,376
Issued to shareholder in reinvestment of dividends	3,466,763	83,182
Shares redeemed	(9,773,843)	(17,168,623)

Net increase/(decrease) from capital stock transactions	(5,336,510)	(12,752,065)

Class I Shares
Shares sold	1,955,920	5,101,981
Issued to shareholder in reinvestment of dividends	2,049,340	106,303
Shares redeemed	(6,067,856)	(13,608,759)

Net increase/(decrease) from capital stock transactions	(2,062,596)	(8,400,475)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

$1,432,184	$2,351,203	$510,356	$579,305
149,999	5,818,434	1,926,752	5,171,629
6,093,603	(10,849,295)	(3,295,711)	(24,166,568)

7,675,786	(2,679,658)	(858,603)	(18,415,634)

(323,654)	(755,983)	(96,060)	(262,981)
(1,106,535)	(1,778,273)	(787,228)	(809,240)
(1,343,068)	(2,851,967)	(2,254,097)	(11,074,191)
(3,532,891)	(5,042,966)	(4,998,002)	(18,070,576)

(6,306,148)	(10,429,189)	(8,135,387)	(30,216,988)

1,599,544	9,898,046	4,264,618	21,392,068
1,535,839	3,299,066	2,241,120	10,946,586
(16,898,850)	(29,604,498)	(37,425,266)	(38,221,931)

(13,763,467)	(16,407,386)	(30,919,528)	(5,883,277)

15,313,533	21,458,091	27,320,829	45,202,190
3,277,503	6,697,378	4,794,158	18,630,895
(25,512,392)	(24,780,231)	(55,082,744)	(76,640,236)

(6,921,356)	3,375,238	(22,967,757)	(12,807,151)

(19,315,185)	(26,140,995)	(62,881,275)	(67,323,050)

125,987,627	152,128,622	229,577,585	296,900,635

$106,672,442	$125,987,627	$166,696,310	$229,577,585

$(13,614)	$(15,609)	$226,595	$599,527

105,130	582,614	351,186	1,489,769
101,458	198,501	184,460	816,416
(1,107,181)	(1,739,846)	(3,009,697)	(2,691,538)

(900,593)	(958,731)	(2,474,051)	(385,353)

1,005,120	1,259,151	2,118,107	3,099,867
216,041	402,048	387,464	1,362,503
(1,689,658)	(1,480,397)	(4,629,887)	(5,328,688)

(468,497)	180,802	(2,124,316)	(866,318)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Dividend Value Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$451,769	$299,197
Net realized gain/(loss) on investments	(5,645,553)	1,589,599
Change in net unrealized appreciation/(depreciation) on investments	12,146,817	(2,443,211)

Net increase/(decrease) in net assets resulting from operations	6,953,033	(554,415)

DISTRIBUTIONS:
Net investment income - Class A	(71,403)	(85,321)
Net investment income - Class I	(370,795)	(241,434)
Net realized gains - Class A	(233,091)	(209,004)
Net realized gains - Class I	(1,248,086)	(435,462)

Total Distributions	(1,923,375)	(971,221)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	2,593,249	6,478,265
Proceeds from shares issued in connection with acquisition(1)	14,081,943	—
Proceeds from distributions reinvested	280,162	285,183
Cost of shares redeemed	(11,850,826)	(6,460,503)

Net increase/(decrease) from capital stock transactions	5,104,528	302,945

Class I Shares
Proceeds from shares issued	13,213,129	5,194,427
Proceeds from shares issued in connection with acquisition(1)	28,220,546	—
Proceeds from distributions reinvested	1,178,279	676,896
Cost of shares redeemed	(7,282,543)	(321,382)

Net increase/(decrease) from capital stock transactions	35,329,411	5,549,941

TOTAL INCREASE/(DECREASE) IN NET ASSETS	45,463,597	4,327,250

NET ASSETS:
Beginning of period	35,081,789	30,754,539

End of period	$80,545,386	$35,081,789

Accumulated undistributed net investment income/(loss)	$6,816	$(2,755)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	157,008	343,104
Shares sold in connection with acquisition(1)	929,592	—
Issued to shareholder in reinvestment of dividends	16,792	16,098
Shares redeemed	(699,352)	(346,493)

Net increase/(decrease) from capital stock transactions	404,040	12,709

Class I Shares
Shares sold	778,366	277,995
Shares sold in connection with acquisition(1)	1,863,147	—
Issued to shareholder in reinvestment of dividends	70,719	38,089
Shares redeemed	(447,375)	(17,874)

Net increase/(decrease) from capital stock transactions	2,264,857	298,210

(1)	On January 27, 2016, the Keeley Mid Cap Value Fund merged into KMDVF (see Note 11 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

All Cap Value Fund
Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

$167,358	$845,762
572,194	18,475,883
1,474,070	(30,190,784)

2,213,622	(10,869,139)

(131,786)	(80,066)
(775,728)	(211,508)
(3,753,132)	—
(9,575,587)	—

(14,236,233)	(291,574)

205,489	8,633,957
—	—
3,597,812	78,141
(33,930,928)	(18,750,648)

(30,127,627)	(10,038,550)

30,873,435	3,425,892
—	—
4,710,701	211,508
(25,755,143)	(10,517,042)

9,828,993	(6,879,642)

(32,321,245)	(28,078,905)

98,879,411	126,958,316

$66,558,166	$98,879,411

$65,921	$806,077

12,975	464,231
—	—
247,272	4,181
(2,061,920)	(1,020,658)

(1,801,673)	(552,246)

1,834,334	183,224
—	—
319,967	11,221
(1,782,102)	(570,474)

372,199	(376,029)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,
			2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$33.63		$36.25	$35.62	$27.01	$20.29	$21.17

Income from investment operations:
Net investment income/(loss) (2)	0.08		0.01	(0.02)	0.16	0.02	(0.06)
Net realized and unrealized gain/(loss) on investments	0.47		(2.55)	0.77	8.51	6.70	(0.82)

Total from investment operations	0.55		(2.54)	0.75	8.67	6.72	(0.88)

Less distributions:
Net investment income	—		—	(0.12)	(0.06)	—	—
Net realized gains	(4.39)		(0.08)	—	—	—	—

Net asset value, end of period	$29.79		$33.63	$36.25	$35.62	$27.01	$20.29

Total return (3)	1.56	%(7)	(7.02)%	2.10%	32.17%	33.12%	(4.16)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$737,089		$1,011,544	$1,552,587	$2,036,972	$1,808,213	$2,048,832
Ratio of expenses to average net assets (4)	1.40	%(6)	1.36%	1.35%	1.36%	1.39%	1.35%
Ratio of net investment income/(loss) to average net assets	0.50	%(6)	0.04%	(0.06)%	0.52%	0.07%	(0.26)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.42	%(6)	1.36%	1.35%	1.36%	1.39%	1.35%
Ratio of net investment income/(loss) to average net assets	0.48	%(6)	0.04%	(0.06)%	0.52%	0.07%	(0.26)%
Portfolio turnover rate	15.68	%(7)	24.70%	42.72%	51.12%	25.87%	18.98%
CLASS I (1)
Net asset value, beginning of period	$33.97		$36.61	$35.94	$27.28	$20.44	$21.28

Income from investment operations:
Net investment income/(loss) (2)	0.12		0.11	0.07	0.24	0.08	0.00 (5)
Net realized and unrealized gain/(loss) on investments	0.48		(2.58)	0.79	8.58	6.76	(0.84)

Total from investment operations	0.60		(2.47)	0.86	8.82	6.84	(0.84)

Less distributions:
Net investment income	(0.04)		(0.09)	(0.19)	(0.16)	—	—
Net realized gains	(4.39)		(0.08)	—	—	—	—

Net asset value, end of period	$30.14		$33.97	$36.61	$35.94	$27.28	$20.44

Total return (3)	1.73	%(7)	(6.80)%	2.36%	32.49%	33.46%	(3.95)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$484,212		$615,835	$971,154	$939,482	$826,529	$711,751
Ratio of expenses to average net assets (4)	1.15	%(6)	1.11%	1.10%	1.11%	1.14%	1.10%
Ratio of net investment income/(loss) to average net assets	0.75	%(6)	0.29%	0.19%	0.77%	0.32%	(0.01)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.17	%(6)	1.11%	1.10%	1.11%	1.14%	1.10%
Ratio of net investment income/(loss) to average net assets	0.73	%(6)	0.29%	0.19%	0.77%	0.32%	(0.01)%
Portfolio turnover rate	15.68	%(7)	24.70%	42.72%	51.12%	25.87%	18.98%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.
(6)	Annualized.
(7)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,
			2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$15.21		$16.79	$16.73	$14.21	$11.36	$11.57

Income from investment operations:
Net investment income/(loss) (2)	0.18		0.24	0.17	0.23	0.21	0.18
Net realized and unrealized gain/(loss) on investments	0.86		(0.65)	0.68	2.96	3.14	0.15

Total from investment operations	1.04		(0.41)	0.85	3.19	3.35	0.33

Less distributions:
Net investment income	(0.18)		(0.26)	(0.22)	(0.28)	(0.20)	(0.18)
Net realized gains	(0.64)		(0.91)	(0.57)	(0.39)	(0.30)	(0.36)

Net asset value, end of period	$15.43		$15.21	$16.79	$16.73	$14.21	$11.36

Total return (3)	7.02	%(6)	(2.93)%	4.90%	23.20%	29.90%	2.38%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$25,860		$39,190	$59,360	$83,061	$32,549	$14,114
Ratio of expenses to average net assets (4)	1.30	%(5)	1.31%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	2.34	%(5)	1.41%	0.96%	1.48%	1.53%	1.29%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49	%(5)	1.46%	1.43%	1.48%	1.56%	1.66%
Ratio of net investment income/(loss) to average net assets	2.15	%(5)	1.26%	0.92%	1.39%	1.36%	1.02%
Portfolio turnover rate	10.19	%(6)	26.59%	38.81%	27.19%	28.98%	57.78%
CLASS I (1)
Net asset value, beginning of period	$15.23		$16.81	$16.75	$14.22	$11.37	$11.57

Income from investment operations:
Net investment income/(loss) (2)	0.20		0.28	0.21	0.27	0.24	0.21
Net realized and unrealized gain/(loss) on investments	0.86		(0.65)	0.69	2.97	3.14	0.16

Total from investment operations	1.06		(0.37)	0.90	3.24	3.38	0.37

Less distributions:
Net investment income	(0.20)		(0.30)	(0.27)	(0.32)	(0.23)	(0.21)
Net realized gains	(0.64)		(0.91)	(0.57)	(0.39)	(0.30)	(0.36)

Net asset value, end of period	$15.45		$15.23	$16.81	$16.75	$14.22	$11.37

Total return (3)	7.16	%(6)	(2.68)%	5.17%	23.53%	30.16%	2.69%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$80,812		$86,798	$92,769	$69,324	$31,495	$16,789
Ratio of expenses to average net assets (4)	1.05	%(5)	1.06%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	2.59	%(5)	1.66%	1.21%	1.73%	1.78%	1.54%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24	%(5)	1.21%	1.18%	1.23%	1.31%	1.41%
Ratio of net investment income/(loss) to average net assets	2.40	%(5)	1.51%	1.17%	1.64%	1.61%	1.27%
Portfolio turnover rate	10.19	%(6)	26.59%	38.81%	27.19%	28.98%	57.78%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,
			2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$12.57		$15.22	$16.21	$12.12	$8.54	$8.91

Income from investment operations:
Net investment income/(loss) (2)	0.02		0.01	0.04	0.08	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.12		(1.05)	0.97	4.18	3.63	(0.32)

Total from investment operations	0.14		(1.04)	1.01	4.26	3.58	(0.37)

Less distributions:
Net investment income	(0.02)		(0.03)	(0.02)	(0.03)	—	—
Net realized gains	(0.44)		(1.58)	(1.98)	(0.14)	—	—

Net asset value, end of period	$12.25		$12.57	$15.22	$16.21	$12.12	$8.54

Total return (3)	1.13	%(5)	(7.42)%	5.88%	35.49%	41.92%	(4.15)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$54,176		$86,689	$110,862	$106,054	$65,283	$46,334
Ratio of expenses to average net assets (4)	1.39	%(6)	1.39%	1.39%	1.39%	1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.34	%(6)	0.04%	0.23%	0.58%	(0.45)%	(0.43)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.47	%(6)	1.43%	1.42%	1.43%	1.45%	1.47%
Ratio of net investment income/(loss) to average net assets	0.26	%(6)	0.00%	0.20%	0.54%	(0.50)%	(0.50)%
Portfolio turnover rate	21.32	%(5)	20.43%	43.10%	68.27%	51.11%	78.42%
CLASS I (1)
Net asset value, beginning of period	$12.80		$15.46	$16.43	$12.25	$8.62	$8.96

Income from investment operations:
Net investment income/(loss) (2)	0.04		0.04	0.08	0.12	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.12		(1.06)	0.98	4.24	3.65	(0.32)

Total from investment operations	0.16		(1.02)	1.06	4.36	3.63	(0.34)

Less distributions:
Net investment income	(0.07)		(0.06)	(0.05)	(0.04)	—	—
Net realized gains	(0.44)		(1.58)	(1.98)	(0.14)	—	—

Net asset value, end of period	$12.45		$12.80	$15.46	$16.43	$12.25	$8.62

Total return (3)	1.26	%(5)	(7.18)%	6.11%	35.93%	42.11%	(3.79)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$112,520		$142,888	$186,039	$144,647	$118,712	$72,573
Ratio of expenses to average net assets (4)	1.14	%(6)	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.59	%(6)	0.29%	0.48%	0.83%	(0.20)%	(0.18)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22	%(6)	1.18%	1.17%	1.18%	1.20%	1.22%
Ratio of net investment income/(loss) to average net assets	0.51	%(6)	0.25%	0.45%	0.79%	(0.25)%	(0.25)%
Portfolio turnover rate	21.32	%(5)	20.43%	43.10%	68.27%	51.11%	78.42%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,			October 3, 2011 (1) to September 30, 2012
			2015	2014	2013
CLASS A (2)
Net asset value, beginning of period	$17.03		$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.13		0.13	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	0.69		(0.17)	2.21	2.98	2.59

Total from investment operations	0.82		(0.04)	2.38	3.17	2.77

Less distributions:
Net investment income	(0.10)		(0.14)	(0.19)	(0.22)	(0.17)
Net realized gains	(0.71)		(0.38)	(0.15)	—	—

Net asset value, end of period	$17.04		$17.03	$17.59	$15.55	$12.60

Total return (4)	4.95	%(5)	(0.33)%	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$17,992		$11,105	$11,243	$9,327	$5,721
Ratio of expenses to average net assets (6)	1.29	%(7)	1.30%	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	1.59	%(7)	0.70%	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.51	%(7)	1.61%	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	1.37	%(7)	0.39%	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	39.96	%(5)	20.33%	13.32%	36.12%	13.74	%(5)
CLASS I (2)
Net asset value, beginning of period	$17.03		$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.15		0.18	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	0.69		(0.17)	2.21	2.98	2.59

Total from investment operations	0.84		0.01	2.42	3.21	2.80

Less distributions:
Net investment income	(0.13)		(0.19)	(0.23)	(0.26)	(0.20)
Net realized gains	(0.71)		(0.38)	(0.15)	—	—

Net asset value, end of period	$17.03		$17.03	$17.59	$15.55	$12.60

Total return (4)	5.06	%(5)	(0.08)%	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$62,554		$23,977	$19,511	$15,838	$3,381
Ratio of expenses to average net assets (6)	1.04	%(7)	1.05%	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	1.84	%(7)	0.95%	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.26	%(7)	1.36%	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	1.62	%(7)	0.64%	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	39.96	%(5)	20.33%	13.32%	36.12%	13.74	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,
			2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$16.43		$18.27	$16.40	$12.77	$9.61	$9.77

Income from investment operations:
Net investment income/(loss) (2)	0.02		0.11	0.02	0.05	0.01	(0.01)
Net realized and unrealized gain/(loss) on investments	0.53		(1.93)	1.87	3.62	3.15	(0.15)

Total from investment operations	0.55		(1.82)	1.89	3.67	3.16	(0.16)

Less distributions:
Net investment income	(0.08)		(0.02)	(0.02)	(0.04)	—	—
Net realized gains	(2.38)		—	—	—	—	—

Net asset value, end of period	$14.52		$16.43	$18.27	$16.40	$12.77	$9.61

Total return (3)	3.45	%(5)	(9.96)%	11.52%	28.79%	32.88%	(1.64)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,950		$52,171	$68,091	$65,187	$52,581	$43,931
Ratio of expenses to average net assets (4)	1.41	%(6)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	0.22	%(6)	0.60%	0.10%	0.34%	0.11%	(0.13)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.52	%(6)	1.46%	1.43%	1.46%	1.47%	1.47%
Ratio of net investment income/(loss) to average net assets	0.11	%(6)	0.53%	0.06%	0.27%	0.03%	(0.21)%
Portfolio turnover rate	41.83	%(5)	55.91%	35.16%	46.16%	50.10%	39.65%
CLASS I (1)
Net asset value, beginning of period	$16.60		$18.45	$16.55	$12.89	$9.67	$9.82

Income from investment operations:
Net investment income/(loss) (2)	0.04		0.16	0.07	0.09	0.04	0.02
Net realized and unrealized gain/(loss) on investments	0.54		(1.94)	1.88	3.65	3.18	(0.17)

Total from investment operations	0.58		(1.78)	1.95	3.74	3.22	(0.15)

Less distributions:
Net investment income	(0.17)		(0.07)	(0.05)	(0.08)	—	—
Net realized gains	(2.38)		—	—	—	—	—

Net asset value, end of period	$14.63		$16.60	$18.45	$16.55	$12.89	$9.67

Total return (3)	3.60	%(5)	(9.70)%	11.78%	29.13%	33.30%	(1.53)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$46,608		$46,708	$58,867	$46,754	$32,375	$26,023
Ratio of expenses to average net assets (4)	1.16	%(6)	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.47	%(6)	0.85%	0.35%	0.59%	0.36%	0.12%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.27	%(6)	1.21%	1.18%	1.21%	1.22%	1.22%
Ratio of net investment income/(loss) to average net assets	0.36	%(6)	0.78%	0.31%	0.52%	0.28%	0.04%
Portfolio turnover rate	41.83	%(5)	55.91%	35.16%	46.16%	50.10%	39.65%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2016 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of March 31, 2016 the Corporation consists of five series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, October 3, 2011 and June 14, 2006 respectively. One series of the Corporation, KEELEY Mid Cap Value Fund merged into KMDVF on January 27, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including government and retail money-market funds, repurchase agreements and demand notes) are valued at amortized cost on the day of valuation, which approximates fair value.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. No securities were fair valued by the Funds as of March 31, 2016.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total

Common Stocks*	$1,168,414,213	$—	$—	$1,168,414,213
Investments Purchased with Proceeds from Securities Lending	1,284,346	19,900,000	—	21,184,346
Short Term Investments	17,671,814	—	—	17,671,814

Total Investments in Securities	$1,187,370,373	$19,900,000	$—	$1,207,270,373

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$103,793,899	$—	$—	$103,793,899
Short Term Investments	2,983,810	—	—	2,983,810

Total Investments in Securities	$106,777,709	$—	$—	$106,777,709

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$161,580,716	$—	$—	$161,580,716
Short Term Investments	5,972,378	—	—	5,972,378

Total Investments in Securities	$167,553,094	$—	$—	$167,553,094

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$77,765,367	$—	$—	$77,765,367
Short-Term Investments	2,700,685	—	—	2,700,685

Total Investments in Securities	$80,466,052	$—	$—	$80,466,052

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$65,134,789	$—	$—	$65,134,789
Short-Term Investments	1,344,963	—	—	1,344,963

Total Investments in Securities	$66,479,752	$—	$—	$66,479,752

*	See the Schedule of Investments for the investments detailed by industry classification.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

There were no transfers between Levels 1 and 2 or 3 at the end of the period March 31, 2016 for the Funds. Transfers between levels are identified at the end of the reporting period.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2015, or for any other tax years which are open for exam. As of September 30, 2015, open tax years include the tax years ended September 30, 2012 through 2015. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of March 31, 2016, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2015, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$(428,125)	$(51,883,600)	$52,311,725
KSDVF	177,572	(1,256,504)	1,078,932
KSMVF	44,598	(324,112)	279,514
KMDVF	26,345	(26,337)	(8)
KACVF	—	(730,012)	730,012

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. This activity is subject to an agreement where U.S. Bank, N.A. acts as the Funds’ agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees pain to U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be on loan, the Funds or the borrower may request that a security on loan be returned at any time. If the Funds’ request that a specific security be returned, and the borrower fails to return such security, the Funds will be able to retain the borrower’s collateral.

As of March 31, 2016, KSCVF received cash collateral for the common stock out on loan of $21,184,346 which is available to offset the market value of KSCVF securities on loan of $20,549,212. The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities. The investment of this cash collateral into a repurchase agreement and money market funds is presented in KSCVF’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending Collateral”. KSDVF, KSMVF, KMDVF and KACVF did not have any securities on loan as of March 31, 2016.

3.	INVESTMENT ADVISORY AGREEMENTS

As disclosed in the Corporation’s Annual Report dated September 30, 2015, a meeting of the shareholders of the Corporation was held on October 29, 2015. At this meeting, the shareholders voted by proxy to approve a new investment advisory agreement (the “Agreement”) between the Corporation and the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets. Prior to December 1, 2014, KSDVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $2 billion and 0.80% in excess of $2 billion of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2017 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF*	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF*	1.29%	1.04%
KACVF	1.39%	1.14%

*	Prior to December 1, 2014, the Adviser agreed to cap the Fund’s expense ratio at 1.39% for Class A and 1.14% for Class I shares.

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from October 1, 2015 to March 31, 2016. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/16	9/30/17	9/30/18
KSCVF	N/A	N/A	N/A
KSDVF	$89,477	$66,820	$221,409
KSMVF	92,614	79,119	127,837
KMDVF	81,988	57,540	104,098
KACVF	64,880	53,851	81,992

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2015 to March 31, 2016, KSCVF – Class A expensed $1,052,730 in distribution fees, of which

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

$28,168 was paid to the Distributor; KSDVF – Class A expensed $38,154 in distribution fees, of which $2,820 was paid to the Distributor; KSMVF – Class A expensed $79,227 in distribution fees, of which $3,678 was paid to the Distributor; KMDVF – Class A expensed $13,088 in distribution fees, of which $2,764 was paid to the Distributor; and KACVF – Class A expensed $32,541 in distribution fees, of which $6,346 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) for all of its Funds and their Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2015 to March 31, 2016, the Distributor received $347,829, $28,398, $49,618, $12,665 and $21,078 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2015 to March 31, 2016 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$215,061,572	$659,784,738
KSDVF	11,544,375	36,999,909
KSMVF	41,788,405	102,664,402
KMDVF	27,753,000	20,892,766
KACVF	34,577,968	65,748,544

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2015 to March 31, 2016.

For the period from October 1, 2015 to March 31, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF paid $435,850, $19,188, $17,378, $1,135 and $36,568, respectively, in brokerage commissions on trades of securities to the Distributor.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF
Tax Cost of Investments	$1,492,116,323	$120,212,544	$195,520,832

Gross Unrealized Appreciation	$315,756,624	$19,030,426	$54,397,263
Gross Unrealized Depreciation	(162,738,859)	(12,969,764)	(20,012,651)

Net Unrealized Appreciation/ (Depreciation) on Investments	$153,017,765	$6,060,662	$34,384,612

	KMDVF	KACVF
Tax Cost of Investments	$29,518,608	$93,934,438

Gross Unrealized Appreciation	$7,999,857	$14,003,114
Gross Unrealized Depreciation	(2,476,144)	(9,057,394)

Net Unrealized Appreciation/ (Depreciation) on Investments	$5,523,713	$4,945,720

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

At September 30, 2015, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $0, $0, $0 and $0 respectively, and late year ordinary losses of $0, $0, $0, $0 and $0 respectively, from transactions between November 1, 2014 and September 30, 2015.

At September 30, 2015, the accumulated capital loss carryforwards for federal income tax purposes were:

Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMDVF	—	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

The tax character of distributions paid during the fiscal years ended September 30, 2015 and 2014 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2015	2014	2015	2014
KSCVF	$2,413,851	$12,005,346	$5,423,705	—
KSDVF	$2,428,892	$3,037,359	$8,000,297	$4,587,734
KSMVF	$2,372,947	$7,769,530	$27,844,041	$24,019,128
KMDVF	$455,109	$479,363	$516,112	$139,253
KACVF	$291,574	$209,847	—	—

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF
Accumulated Capital and Other Gains/(Losses)	$(514,927)	$(15,609)	$(34,851)
Undistributed Ordinary Income	717,879	—	634,378
Undistributed Long-Term Gain	186,064,651	4,339,169	5,205,716
Unrealized Appreciation/ (Depreciation) on Investments	$153,017,765	$6,060,662	$34,384,612

Total Accumulated Gain/(Loss)	$339,285,368	$10,384,222	$40,189,855

	KMDVF	KACVF
Accumulated Capital and Other Gains/(Losses)	$(2,755)	$(16,829)
Undistributed Ordinary Income	—	822,906
Undistributed Long-Term Gain	1,431,919	11,038,779
Unrealized Appreciation/ (Depreciation) on Investments	$5,523,713	$4,945,720

Total Accumulated Gain/(Loss)	$6,952,877	$16,790,576

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2015 to March 31, 2016, the Distributor earned $16,399, $1,679, $1,330, $475 and $385 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $150 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring on March 1, 2017. The Funds may borrow up to the lesser of (a) $150 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2015 to March 31, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had average daily borrowings of $29,285, $6,471, $2,832, $365 and $12,418 respectively, with an average borrowing rate of 3.39%. For the period from October 1, 2015 to March 31, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had a maximum daily borrowing of $39,258,000, $3,866,000, $2,030,000, $577,000 and $5,656,000, respectively.

9.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2016, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
	CLASS I	CLASS I	CLASS I	CLASS I	CLASS I

Shares	849,908	1,808,999	1,549,355	1,698,550	1,920,787

Percent of total outstanding shares	5.29%	34.59%	17.14%	46.25%	60.28%

10.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

11.	PLAN OF REORGANIZATION

On January 27, 2016, KMDVF Class A and Class I acquired all the net assets of the KEELEY Mid Cap Value Fund Class A and Class I, respectively, pursuant to a Plan of Reorganization approved by KEELEY Mid Cap Value Fund shareholders on January 27 ,2016. The acquisition was accomplished by a tax-free exchange of 929,592 and 1,863,147 shares of Class A and Class I,

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

respectively, of KMDVF (valued at $14,081,943 and $28,220,546 for Class A and Class I, respectively) for all of the Class A and I shares outstanding of the KEELEY Mid Cap Value Fund on January 27, 2016. KEELEY Mid Cap Value Fund’s net assets at that date ($42,302,489), including $6,687,063 of unrealized depreciation, were combined with those of KMDVF. The aggregate net assets of KMDVF immediately before the acquisition were $33,671,682.

12.	RESULTS OF THE SPECIAL MEETINGS OF SHAREHOLDERS

October 29, 2015 Meeting

A special meeting of the shareholders of the Funds was held on October 29, 2015. The matters voted on by the shareholders of the Funds and the results of the votes at the shareholders meeting were as follows:

Proposal 1:

To elect eight (8) Directors to the Board of Directors of the Corporation.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Laura D. Alter – For	KSCVF	32,189,079	94.9%	63.7%
Laura D. Alter – Abstain	KSCVF	1,714,433	5.1%	3.4%
Walter D. Fitzgerald – For	KSCVF	32,166,327	94.9%	63.7%
Wlater D. Fitzgerald – Abstain	KSCVF	1,737,185	5.1%	3.4%
Jerome J. Klingenberger – For	KSCVF	32,187,487	94.9%	63.7%
Jerome J. Klingenberger – Abstain	KSCVF	1,716,024	5.1%	3.4%
John G. Kyle – For	KSCVF	32,168,229	94.9%	63.7%
John G. Kyle – Abstain	KSCVF	1,735,283	5.1%	3.4%
John F. Lesch – For	KSCVF	32,168,574	94.9%	63.7%
John F. Lesch – Abstain	KSCVF	1,734,938	5.1%	3.4%
Sean Lowry – For	KSCVF	32,188,488	94.9%	63.7%
Sean Lowry – Abstain	KSCVF	1,715,024	5.1%	3.4%
Brien M. O’Brien – For	KSCVF	32,182,610	94.9%	63.7%
Brien M. O’Brien – Abstain	KSCVF	1,720,902	5.1%	3.4%
Elwood P. Walmsley – For	KSCVF	32,168,132	94.9%	63.7%
Elwood P. Walmsley – Abstain	KSCVF	1,735,380	5.1%	3.4%
Laura D. Alter – For	KSDVF	5,666,827	98.9%	66.2%
Laura D. Alter – Abstain	KSDVF	64,050	1.1%	0.7%
Walter D. Fitzgerald – For	KSDVF	5,665,593	98.9%	66.2%
Wlater D. Fitzgerald – Abstain	KSDVF	65,284	1.1%	0.8%
Jerome J. Klingenberger – For	KSDVF	5,668,434	98.9%	66.3%
Jerome J. Klingenberger – Abstain	KSDVF	62,443	1.1%	0.7%
John G. Kyle – For	KSDVF	5,664,652	98.8%	66.2%
John G. Kyle – Abstain	KSDVF	66,225	1.2%	0.8%
John F. Lesch – For	KSDVF	5,662,131	98.8%	66.2%
John F. Lesch – Abstain	KSDVF	68,746	1.2%	0.8%
Sean Lowry – For	KSDVF	5,664,252	98.8%	66.2%
Sean Lowry – Abstain	KSDVF	66,625	1.2%	0.8%
Brien M. O’Brien – For	KSDVF	5,661,038	98.8%	66.2%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Brien M. O’Brien – Abstain	KSDVF	69,839	1.2%	0.8%
Elwood P. Walmsley – For	KSDVF	5,669,273	98.9%	66.3%
Elwood P. Walmsley – Abstain	KSDVF	61,604	1.1%	0.7%
Laura D. Alter – For	KSMVF	12,402,650	98.3%	65.2%
Laura D. Alter – Abstain	KSMVF	211,432	1.7%	1.1%
Walter D. Fitzgerald – For	KSMVF	12,392,267	98.2%	65.2%
Wlater D. Fitzgerald – Abstain	KSMVF	221,815	1.8%	1.2%
Jerome J. Klingenberger – For	KSMVF	12,393,091	98.2%	65.2%
Jerome J. Klingenberger – Abstain	KSMVF	220,991	1.8%	1.2%
John G. Kyle – For	KSMVF	12,396,681	98.3%	65.2%
John G. Kyle – Abstain	KSMVF	217,401	1.7%	1.1%
John F. Lesch – For	KSMVF	12,391,982	98.2%	65.2%
John F. Lesch – Abstain	KSMVF	222,100	1.8%	1.2%
Sean Lowry – For	KSMVF	12,392,440	98.2%	65.2%
Sean Lowry – Abstain	KSMVF	221,642	1.8%	1.2%
Brien M. O’Brien – For	KSMVF	12,394,637	98.3%	65.2%
Brien M. O’Brien – Abstain	KSMVF	219,445	1.7%	1.2%
Elwood P. Walmsley – For	KSMVF	12,393,203	98.2%	65.2%
Elwood P. Walmsley – Abstain	KSMVF	220,879	1.8%	1.2%
Laura D. Alter – For	KMDVF	1,447,627	99.7%	70.8%
Laura D. Alter – Abstain	KMDVF	3,824	0.3%	0.2%
Walter D. Fitzgerald – For	KMDVF	1,447,627	99.7%	70.8%
Wlater D. Fitzgerald – Abstain	KMDVF	3,824	0.3%	0.2%
Jerome J. Klingenberger – For	KMDVF	1,447,627	99.7%	70.8%
Jerome J. Klingenberger – Abstain	KMDVF	3,824	0.3%	0.2%
John G. Kyle – For	KMDVF	1,447,627	99.7%	70.8%
John G. Kyle – Abstain	KMDVF	3,824	0.3%	0.2%
John F. Lesch – For	KMDVF	1,447,627	99.7%	70.8%
John F. Lesch – Abstain	KMDVF	3,824	0.3%	0.2%
Sean Lowry – For	KMDVF	1,447,627	99.7%	70.8%
Sean Lowry – Abstain	KMDVF	3,824	0.3%	0.2%
Brien M. O’Brien – For	KMDVF	1,447,627	99.7%	70.8%
Brien M. O’Brien – Abstain	KMDVF	3,824	0.3%	0.2%
Elwood P. Walmsley – For	KMDVF	1,447,627	99.7%	70.8%
Elwood P. Walmsley – Abstain	KMDVF	3,824	0.3%	0.2%
Laura D. Alter – For	KACVF	5,746,390	99.0%	94.6%
Laura D. Alter – Abstain	KACVF	58,806	1.0%	1.0%
Walter D. Fitzgerald – For	KACVF	5,746,898	99.0%	94.7%
Wlater D. Fitzgerald – Abstain	KACVF	58,298	1.0%	1.0%
Jerome J. Klingenberger – For	KACVF	5,746,996	99.0%	94.7%
Jerome J. Klingenberger – Abstain	KACVF	58,200	1.0%	1.0%
John G. Kyle – For	KACVF	5,746,996	99.0%	94.7%
John G. Kyle – Abstain	KACVF	58,200	1.0%	1.0%
John F. Lesch – For	KACVF	5,746,996	99.0%	94.7%
John F. Lesch – Abstain	KACVF	58,200	1.0%	1.0%
Sean Lowry – For	KACVF	5,746,996	99.0%	94.7%
Sean Lowry – Abstain	KACVF	58,200	1.0%	1.0%
Brien M. O’Brien – For	KACVF	5,746,996	99.0%	94.7%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Brien M. O’Brien – Abstain	KACVF	58,200	1.0%	1.0%
Elwood P. Walmsley – For	KACVF	5,746,898	99.0%	94.7%
Elwood P. Walmsley – Abstain	KACVF	58,298	1.0%	1.0%

Proposal Passed

Proposal 2:

To approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and KAMCO.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KSCVF	24,080,967	71.0%	47.7%
Against	KSCVF	322,560	1.0%	0.6%
Abstain	KSCVF	9,499,985	28.0%	18.8%
For	KSDVF	4,528,746	79.0%	52.9%
Against	KSDVF	47,466	0.8%	0.6%
Abstain	KSDVF	1,154,665	20.1%	13.5%
For	KSMVF	9,134,789	72.4%	48.0%
Against	KSMVF	539,711	4.3%	2.8%
Abstain	KSMVF	2,939,582	23.3%	15.5%
For	KMDVF	1,255,737	86.5%	61.4%
Against	KMDVF	6,303	0.4%	0.3%
Abstain	KMDVF	189,411	13.0%	9.3%
For	KACVF	3,954,928	68.1%	65.1%
Against	KACVF	36,143	0.6%	0.6%
Abstain	KACVF	1,814,126	31.3%	29.9%

Proposal Passed

January 27, 2016 Meeting

A special meeting of the Keeley Mid Cap Value Fund’s shareholders was held on January 27, 2016. The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

Proposal 1:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Keeley Mid Cap Value Fund to, and the assumption of all of the liabilities of the Keeley Mid Cap Value Fund by, the Keeley Mid Cap Dividend Value Fund in exchange for shares of the Keeley Mid Cap Dividend Value Fund and the distribution of such shares of the Keeley Mid

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2016 (Unaudited)

Cap Dividend Value Fund to the shareholders of the Keeley Mid Cap Value Fund in complete liquidation of the Keeley Mid Cap Value Fund.

	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	2,825,535	100.0%	61.4%
Against	186	0.0%	0.0%
Abstain	—	0.0%	0.0%

Proposal Passed

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2015 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2015 and June 30, 2015 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

Stradley Ronon Stevens & Young, LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*	/s/ Brien O’Brien
Brien O’Brien, Principal Executive Officer

Date 5/27/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brien O’Brien
Brien O’Brien, Principal Executive Officer

Date 5/27/2016

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer

Date 5/27/2016

*	Print the name and title of each signing officer under his or her signature.